SCHWAB INTERNATIONAL INDEX FUND(TM)
--------------------------------------------------------------------------------
PROSPECTUS February 28, 1996

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office or call 800-2 NO-LOAD (800-266-5623), 24 hours a day.

THE SCHWAB INTERNATIONAL INDEX FUND (the "Fund") attempts to track the price and dividend performance (total return) of the Schwab International Index(R) (the "Index"), an index created by Schwab to represent the performance of common stocks and other equity securities including preferred stocks, rights and warrants ("Stocks") issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. The Fund will attempt to achieve its objective by investing substantially all of its assets in the Stocks that comprise the Index, in approximately the same proportion as the constituent companies (or "issuers") are represented in the Index. The Fund is a diversified investment portfolio of Schwab Capital Trust (the "Trust"), a no-load, open-end management investment company.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Trust's Statement of Additional Information, dated February 28, 1996 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

     KEY FEATURES OF THE FUND......................................................     2
     SUMMARY OF EXPENSES...........................................................     3
     FINANCIAL HIGHLIGHTS..........................................................     5
     MATCHING THE FUND TO YOUR INVESTMENT NEEDS....................................     6
     INVESTMENT OBJECTIVE, POLICIES AND RISKS......................................     6
     THE SCHWAB INTERNATIONAL INDEX................................................    11
     MANAGEMENT OF THE FUND........................................................    12
     DISTRIBUTIONS AND TAXES.......................................................    14
     SHARE PRICE CALCULATION.......................................................    15
     HOW THE FUND SHOWS PERFORMANCE................................................    16
     TAX-ADVANTAGED RETIREMENT PLANS...............................................    17
     GENERAL INFORMATION...........................................................    17
     SHAREHOLDER GUIDE.............................................................    18
       HOW TO PURCHASE SHARES......................................................    18
       HOW TO SELL OR EXCHANGE SHARES..............................................    22
     SCHWAB AUTOMATIC INVESTMENT PLAN..............................................    23
     OTHER IMPORTANT INFORMATION...................................................    24

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

KEY FEATURES OF THE FUND

PERFORMANCE. The investment objective of the Schwab International Index Fund(TM) is to attempt to track the price and dividend performance (total return) of the Schwab International Index(R) (the "Index"), an index created to represent the performance of common stocks and other equity securities including preferred stocks, rights and warrants ("Stocks") issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. (See "The Schwab International Index.") The Fund will attempt to achieve its objective by investing substantially all of its assets in the Stocks that comprise the Index, in approximately the same proportions as the constituent companies (or "issuers") are represented in the Index. (See "Investment Objective, Policies and Risks.")

DIVERSIFICATION AND RISK. The Fund seeks to invest in substantially all of the Stocks of the 350 companies that make up the Index. This level of diversification reduces the risk (typically, a decline in the value of individual securities) associated with investments in individual securities because the Fund's investments will be spread over a range of industries and issuers from various countries as opposed to being concentrated in a few individual securities. Internationally diversified investors have historically reduced their overall risk and at the same time earned significantly higher returns. International Stocks may have greater price volatility and illiquidity than U.S. Stocks. In addition, certain investment strategies such as foreign currency exchange transactions and trading in options and futures may involve increased risks to the Fund. (See "Investment Objective, Policies and Risks.")

LOW MINIMUM INVESTMENT. Investors can begin their investment program in the Fund with as little as $1,000. Subsequent investments can be made with only $100.

LOW-COST INVESTING. The Fund brings a low-cost approach to investing with:

       - no sales charges;
       - an index fund management strategy designed to minimize overall operating expenses; and
       - the guarantee of Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab that the Fund's total fund operating expenses will, through at least February 28, 1997, not exceed 0.69% of the Fund's average daily net assets. (See "Management of the Fund.")

MINIMIZATION OF CURRENT CAPITAL GAINS TAX LIABILITY. The Fund's investment policies are designed to minimize current capital gains tax liability. (See "Distributions and Taxes.")

PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. As of January 31, 1996, the SchwabFunds had aggregate net assets of approximately $33 billion. (See "Management of the Fund.")

SHAREHOLDER SERVICE. Schwab serves as the Fund's principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption and exchange orders. Call your local Schwab office during business hours or 800-2 NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests electronically by using StreetSmart(TM), The Equalizer(R) and TeleBroker(R). (See "How to Purchase Shares" and "How to Sell or Exchange Shares.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Automatic Investment Plan," visit or call your local Schwab office or call 800-2 NO-LOAD, 24 hours a day.)

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")

NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 200 offices throughout the U.S. where customers can place purchase and redemption orders. (See "Management of the Fund.")

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load on Purchases...........................................................    None
  Sales Load on Reinvested Dividends................................................    None
  Deferred Sales Load...............................................................    None
  Early Withdrawal Fee 1............................................................   0.75%
  Exchange Fee......................................................................    None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Management Fee (after fee reduction) 2............................................   0.40%
  12b-1 Fees........................................................................    None
  Other Expenses (after fee reduction and expense reimbursement) 3..................   0.29%
TOTAL FUND OPERATING EXPENSES (AFTER FEE REDUCTION AND EXPENSE REIMBURSEMENT) 3, 4..   0.69%

1 Applies only to the redemption (including by exchange) of shares purchased and held less than six months. The fee is paid to the Fund and is designed to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. (See "How to Sell or Exchange Shares.") The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and The Charles Schwab Trust Company (the "Trust Company") and for certain tax-advantaged retirement plans. Call your Schwab representative for more information.

2 This amount has been restated to reflect a reduction by the Investment Manager which is guaranteed through at least February 28, 1997. If there were no such reduction, the maximum management fee would be 0.70% of the Fund's average daily net assets.

3 This amount has been restated to reflect the guarantee by the Investment Manager and Schwab that, through at least February 28, 1997, the total fund operating expenses for the Fund will not exceed 0.69% of the Fund's average daily net assets. Without the guarantees on total fund operating expenses in effect for the fiscal year ended October 31, 1995 (0.95% of the Fund's average daily net assets through June 30, 1995, and 0.69% through October 31, 1995), other expenses and total fund operating expenses would have been 0.52% and 1.22%, respectively, of the Fund's average daily net assets.

4 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Purchase Shares--Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.")

EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each period:

                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 ------     -------     -------     --------
                   $7         $22         $38          $86

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total fund operating expenses will not exceed the amount specified for the time period referred to in note (3). ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.

                                                                                  FOR THE PERIOD
                                                         FOR THE YEAR ENDED      SEPTEMBER 9, 1993
                                                            OCTOBER 31,            (COMMENCEMENT
                                                        --------------------      OF OPERATIONS)
                                                          1995        1994      TO OCTOBER 31, 1993
                                                        --------    --------    -------------------
Net asset value at beginning of period...............   $  10.89    $  10.15         $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............................       0.14        0.11              0.03
  Net realized and unrealized gain on investments and
     foreign currency transactions...................       0.22        0.69              0.12
                                                        --------    --------         ---------
  Total from investment operations...................       0.36        0.80              0.15
LESS DISTRIBUTIONS
  Dividends from net investment income...............      (0.12)      (0.04)               --
  Distributions from realized gain on investments....         --       (0.02)               --
                                                        --------    --------         ---------
  Total distributions................................      (0.12)      (0.06)               --
                                                        --------    --------         ---------
Net asset value at end of period.....................   $  11.13    $  10.89         $   10.15
                                                        =========   =========        =========
Total return(%)......................................       3.35        7.89              1.50
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000s)...................   $179,612    $142,355         $ 106,085
  Ratio of expenses to average net assets(%).........       0.85        0.90              0.60*
  Ratio of net investment income to average net
     assets(%).......................................       1.45        1.14              2.15*
  Portfolio turnover rate(%).........................          0           6                 2

Notes:
The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended October 31, 1995, 1994 and 1993, would have been 1.22%, 1.30% and 2.10%*, respectively, and the ratio of net investment income to average net assets would have been 1.08%, 0.74% and 0.65%*, respectively.

On June 30, 1995, the sub-advisory agreement between Dimensional Fund Advisors Inc. and the Investment Manager was terminated, and the Investment Manager assumed sole responsibility for providing the Fund with investment advisory services.

   * Annualized

MATCHING THE FUND TO YOUR INVESTMENT NEEDS

The Fund may be appropriate for a variety of investment programs. While the Fund is not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, it can be used to supplement and diversify a domestic equity portfolio.

As a complement to a domestic equity portfolio, the Fund offers a convenient way to invest a portion of your assets internationally, while at the same time achieving a level of diversification of countries and companies that would be difficult and costly to achieve with individual securities. Internationally diversified investors have historically reduced their risk and at the same time earned significantly higher returns.

INVESTMENT OBJECTIVE, POLICIES AND RISKS
-------------------------------------------------------------------------
THE FUND IS DESIGNED TO TRACK THE PERFORMANCE OF THE SCHWAB INTERNATIONAL INDEX(R).
-------------------------------------------------------------------------

The Fund is a diversified investment portfolio of the Trust, an open-end management investment company. The investment objective of the Fund is to attempt to track the price and dividend performance (total return) of the Schwab International Index, an index created to represent the performance of Stocks issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. As a matter of fundamental policy, the Fund will invest at least 65% of its total assets in common stocks and other equity securities including preferred stocks, rights and warrants of companies located in at least three countries other than the U.S. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. The Fund's investment policies and restrictions, unless otherwise noted, are non-fundamental and may be changed by the Board of Trustees. (See "Investment Restrictions" in the Statement of Additional Information.) While there is no assurance that the Fund will achieve its investment objective, it will endeavor to do so by following the investment policies set forth below.
-----------------------------------------------------
THE FUND FOLLOWS AN "INDEXING" OR "PASSIVE" STRATEGY.
-----------------------------------------------------

The Fund follows an "indexing" or "passive" strategy under which Stocks are purchased or sold only in order to match the composition of the Index. Accordingly, the Investment Manager generally does not select securities for the Fund's investment portfolio based upon traditional economic, financial and market analyses and/or forecasting.
------------------------------------------------------------------------------
THE FUND IS MANAGED TO MINIMIZE COSTS AND INCREASE SHAREHOLDERS' TOTAL RETURN.
------------------------------------------------------------------------------

The Fund is managed to offset capital gains with capital losses in order to minimize your capital gains tax liability. This special feature of the Fund can make a real difference in your after tax return, especially if you are in a high tax bracket.

The Fund has adopted a number of policies that should cause its portfolio turnover rate to be below that experienced in many other mutual fund portfolios. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1995 and 1994 were 0% and 6%, respectively. Lower portfolio turnover acts to minimize associated transaction costs as well as the level of realized capital gains. Shareholders' current tax liability for capital gains should be reduced and their total return increased by these policies.

To reduce transaction costs and minimize shareholders' current capital gains tax liability, the Fund's investment portfolio will not be automatically traded (i.e.,"rebalanced") to reflect changes in the Index. The Fund's trading strategy is designed to further minimize transaction costs (e.g., the Fund will generally only buy round-lots of stocks and may trade large blocks of securities). These policies may cause a particular Stock or a group of Stocks from a particular country to be over- or under-represented in the Fund relative to its Index weighting or result in its continued ownership by the Fund after its deletion from the Index, thereby reducing the correlation between Fund and Index composition. However, given the diversified nature of the Fund, the Investment Manager does not expect that these potential deviations will significantly impact the correlation between Fund and Index performance. Moreover, the Investment Manager will engage in these practices only to the extent that they do not have a material effect on the Fund's ability to track the performance of the Index.
-------------------------------------------------------------------
THE FUND WILL ATTEMPT TO BE SUBSTANTIALLY INVESTED IN INDEX STOCKS.
-------------------------------------------------------------------

Under normal market conditions, the Fund will invest at least 80% of its total assets in Stocks that comprise the Index ("Index Stocks"). The Fund, however, is not required to buy or sell securities solely because the percentage of its assets invested in Index Stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an Index Stock from its portfolio if the Investment Manager believes the Stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Moreover, to avoid any potential conflict of interest, the Fund will not purchase securities of issuers with which it is affiliated. To compensate for any Index Stocks omitted or removed from its investment portfolio, the Fund may purchase Stocks not in the Index (which would then be considered Index Stocks for purposes of the Fund's policy regarding the percentage of its assets to be invested in Index Stocks) if the Investment Manager believes that their market performance is likely to replicate that of the Index Stocks they replace.

It is anticipated that the Fund will be able to invest in a majority of Index Stocks. The Fund will generally select Index Stocks by reference to their weighting in the Index. Thus, the Fund intends that the percentage of its assets invested in each Index Stock will approximate the weighting of that Stock in the Index.
------------------------------------------------
FUND PERFORMANCE SHOULD TRACK THAT OF THE INDEX.
------------------------------------------------

While Fund performance will not precisely match Index performance, the Fund will attempt to maximize the correlation between its performance and that of the Index. Factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Fund, the Fund's policy of minimizing transaction costs and current capital gains tax liability, and changes in the international securities markets and the Index itself are expected by the Investment Manager to account for any differences between the Fund's performance and that of the Index.

Over the long term, the Investment Manager seeks a correlation between the performance of the Fund and that of the Schwab International Index(R) of 0.9 or better. A figure of 1.0 would indicate perfect correlation. The Investment Manager monitors the correlation between Fund and Index performance on a regular basis. In the unlikely event that a correlation of 0.9 or better is not achieved, the Board of Trustees will consider alternative arrangements.
--------------------------------------------------------
INTERNATIONAL STOCKS MAY HAVE LESS LIQUIDITY AND GREATER
PRICE VOLATILITY THAN U.S. STOCKS.
--------------------------------------------------------

Because the Fund will be invested primarily in international equity securities, its price volatility may be even greater than if it were invested in U.S. equity securities. When the Fund invests in such securities, they usually will be denominated in a foreign currency, and the Fund may temporarily hold foreign currencies. Thus, the value of the Fund's shares will be affected by changes in currency exchange rates. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political factors. Changes in the foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. Accordingly, the Fund's ability to achieve its investment objective will depend, to some extent, on favorable exchange rates.

Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the Fund's security holdings, which may reduce dividend income payable to shareholders; the possibility of expropriation, nationalization or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.

As a fundamental policy, the Fund may invest up to 10% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

Because of the risks associated with international equity investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program, but should also hold securities with different risk characteristics including other mutual funds or portfolios of individual securities, U.S. common stocks, bonds and money market instruments.
---------------------------------------------------
THE FUND MAY PURCHASE SECURITIES ASIDE FROM STOCKS.
---------------------------------------------------

The value of all non-Index Stock investments may normally represent no more than 20% of the Fund's total assets. In order to accommodate cash flows resulting from the purchase and sale of Fund shares, the Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances, and commercial paper (which has been rated in one of the two highest categories by a non-affiliated, nationally recognized statistical ratings organization); enter into repurchase agreements collateralized by these instruments; and purchase shares of other investment companies that invest primarily in any of the securities described above. In the aggregate, no more than 10% of the Fund's total assets may be invested in other investment companies, and an investment in any one investment company will be limited to 5% of total Fund assets. The Investment Manager will charge no management fees attributable to any Fund assets invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.)
----------------------------------------------------
THE FUND MAY UTILIZE FUTURES AND OPTIONS STRATEGIES.
----------------------------------------------------

The Fund may also purchase futures contracts on stocks and stock indices and options contracts (including options on futures contracts) to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient Stock purchases. Moreover, the Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. Futures contracts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index. The Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. The value of all futures contracts on stocks and stock indices and options contracts is not to exceed 10% of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's use of futures contracts and options.

Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The risk of loss in trading futures contracts and options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures contract or an option may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, the Fund may not use futures contracts or options to leverage its portfolio. When investing in futures contracts and options, the Fund will segregate cash, cash-equivalents or liquid, high-quality debt instruments in the amount of the underlying obligation.

CURRENCY HEDGING. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (so-called "transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

For transaction hedging purposes, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund arising in connection with the purchase or sale of its portfolio securities. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, and the transaction's settlement date. When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or against an increase in the value of currency for securities which the Fund expects to purchase).

When it engages in portfolio and/or transaction hedging, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts ("futures contracts"). The Fund may also purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

Hedging transactions involve costs and may result in losses, and the Fund's ability to engage in hedging transactions may be limited by tax considerations. Transaction and position hedging do not eliminate fluctuations in the prices of the underlying securities that the Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency.

For further information on currency forward and futures contracts and foreign currency options, see "Investment Securities" in the Statement of Additional Information.
--------------------------
THE FUND MAY BORROW MONEY.
--------------------------

The Fund may borrow money for temporary purposes, but not for the purpose of purchasing investments, in an amount up to one-third of the value of its total assets. The Fund's borrowing policy is fundamental.

----------------------------------------------------
THE FUND MAY LEND ITS SECURITIES TO GENERATE INCOME.
----------------------------------------------------

To increase its income, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions that borrow securities. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the market value of the loaned securities plus accrued interest. (For more information regarding securities lending, see "Other Investment Policies--Loans of Portfolio Securities" in the Statement of Additional Information.)

THE SCHWAB INTERNATIONAL INDEX(R)
-------------------------------------
THE INDEX HAS SET INCLUSION CRITERIA.
-------------------------------------

To be included in the Index, a company must satisfy all of the following criteria:

1. it must be an "operating company" (i.e., not an investment company) whose principal trading market is in a country with major developed securities markets outside the United States;

2. a liquid market for its shares must exist;

3. its market value must place it among the top 350 such companies as measured by market capitalization, provided that the total of all companies from any country may not exceed 35% of the Index on a rebalancing date.

A particular Stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market value of the Index. As of January 31, 1996 the aggregate market capitalization of Index Stocks was approximately $3.8 trillion.
-----------------------------------------
SCHWAB DEVELOPED AND MAINTAINS THE INDEX.
-----------------------------------------

The Index, which as of January 31, 1996 represented approximately 37% of the total market value of all publicly traded non-United States companies, was developed in 1993 and is maintained by Schwab to represent the total return of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States. Currently the countries included in the Index are Australia, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index serves as a standard of comparison for the Fund's performance. Schwab receives no compensation from the Fund for maintaining the Index.
------------------------------------------------------------
SCHWAB CALCULATES AND REPORTS THE INDEX'S PERFORMANCE DAILY.
------------------------------------------------------------

The Index's performance (i.e., the market value of all Index Stocks in U.S. dollars) is calculated and made available each Business Day by Schwab. The total return of the Index is computed monthly

(using beginning of month capitalization weightings and assuming reinvestment of dividends) and may be reported from time to time to Fund shareholders.
---------------------------------------------------------
SCHWAB PERIODICALLY UPDATES THE COMPOSITION OF THE INDEX.
---------------------------------------------------------

Schwab reviews and, as necessary, revises the list of companies whose securities are included in the Index at least semi-annually. Companies known by Schwab to meet or no longer meet the inclusion criteria will be added or deleted as appropriate. Schwab will also modify the Index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern). Schwab may change Index inclusion criteria if it determines that doing so would cause the Index to be more representative of the large, publicly traded international company equity market. In the future, the Trust's Board of Trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interests of Fund shareholders.

MANAGEMENT OF THE FUND

Responsibility for overall management of the Fund rests with the Trustees and officers of the Trust. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. In addition to providing day-to-day portfolio management of the Fund, the Investment Manager provides general investment advice regarding the Fund's investment strategies and performs expense management, accounting and recordkeeping, and other administrative services necessary to the operation of the Fund. The Investment Manager, formed in 1989, is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. As of January 31, 1996, the SchwabFunds had aggregate net assets of approximately $33 billion.

Pursuant to separate agreements, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Fund ("Schwab" or the "Transfer Agent"). Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (including associated tax consequences), responding to daily inquiries, effecting the transfer of the Fund's shares and facilitating effective cash management of shareholders' account balances. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate to provide the described shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 200 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of

The Charles Schwab Corporation and, as of January 31, 1996, the beneficial owner of approximately 20.1% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

Geri Hom is the portfolio manager of the Fund. She joined Schwab in March 1995 as Portfolio Manager--Equities and currently manages the four Schwab index funds and co-manages the three Schwab Asset Director(R) Funds with combined assets of over $1.7 billion in assets. For four years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior seven years, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

Stephen B. Ward, Senior Vice President and Chief Investment Officer, also participates in the management of the Fund. Prior to April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.

Please see the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995 for a discussion by the Investment Manager of the Fund's performance.

---------------------------------------------------------------------
THE INVESTMENT MANAGER AND SCHWAB GUARANTEE THAT TOTAL FUND OPERATING EXPENSES WILL NOT EXCEED 0.69% OF THE FUND'S AVERAGE DAILY NET ASSETS THROUGH AT LEAST FEBRUARY 28, 1997.
---------------------------------------------------------------------

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from the Fund a graduated annual fee, payable monthly, of 0.70% of the Fund's average daily net assets not in excess of $300 million and 0.60% of such assets over $300 million. The Investment Manager has agreed to waive the Fund's management fee in excess of 0.40% of the Fund's average daily net assets through at least February 28, 1997. In addition, the Investment Manager and Schwab guarantee that total fund operating expenses will not exceed 0.69% of the Fund's average daily net assets through at least February 28, 1997. This expense limit will serve to maintain or lower the Fund's expenses and thus maintain or increase the Fund's total return to shareholders. For the fiscal year ended October 31, 1995, the Fund paid investment management fees and total operating expenses of 0.43% and 0.85%, respectively, of the Fund's average daily net assets.

For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of the Fund's average daily net assets. State Street Bank and Trust Company is the Fund's custodian.

The Trust pays the expenses of its operations, including the fees and expenses of independent auditors, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. The expenses will generally be allocated among the Trust's investment portfolios or classes on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund or class will be charged to that Fund or class.

PORTFOLIO BROKERAGE. When placing orders for the Fund's securities transactions, the Investment Manager will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or another qualified affiliated broker or dealer to execute the Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------
THE FUND WILL DECLARE AND PAY DIVIDENDS ANNUALLY.
-------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund will distribute substantially all of its net investment income and net capital gains, if any, on an annual basis, as determined by the Trust's Board of Trustees. All distributions will be automatically reinvested in additional shares of the Fund unless the shareholder elects otherwise.

FEDERAL TAX INFORMATION. The Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Code, qualified as such, and intends to continue to so qualify. In order to so qualify, the Fund will distribute substantially all of its net investment income and net capital gains to shareholders on an annual basis and will meet certain other requirements. Such qualification will relieve the Fund of liability for federal income tax to the extent its earnings are so distributed.

Dividends paid by the Fund from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in the Fund. However, any loss on the sale or exchange of shares held for six months or less shall, to the extent of any long-term capital gain distributions received with respect to such shares, be treated as a long-term capital loss. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by the Fund, including any foreign taxes paid by the Fund and passed through, as described below.

Dividends and distributions paid by the Fund are not eligible for the dividends-received deduction for corporate shareholders if, as expected, none of the Fund's income consists of dividends paid by United States corporations.

Income received by the Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the Fund is permitted to elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes (subject to certain limitations described in Code section 904), but not both. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation. Different tax consequences may result if the foreign shareholder is engaged in a U.S. trade or business or is present in the U.S. for more than 183 days during the year. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

The Fund may inadvertently invest in non-U.S. corporations which would be treated as Passive Foreign Investment Companies ("PFICs") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the Fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the Fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the Fund's economic return.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Fund will notify shareholders at least annually as to the nature of all distributions made during the taxable year, including amounts qualifying as ordinary dividends and capital gain distributions.

The foregoing is only a brief summary of the federal income tax considerations affecting the Fund and its shareholders. The discussion of taxes set forth above is included for general information purposes only. Prospective investors should consult their tax advisers with specific reference to their own tax situations.

SHARE PRICE CALCULATION
------------------------------------------------
THE FUND SELLS ITS SHARES FREE OF SALES CHARGES.
------------------------------------------------

The price of a single Fund share on any given day is the Fund's net asset value per share or "NAV." This amount is computed by dividing the total market value of the Fund's investments and other assets on that day, less any liabilities, by the number of shares outstanding and is expressed in U.S. dollars by translating the Fund's assets using the bid price for the U.S. dollar, as quoted by generally recognized, reliable sources. The Fund's NAV is determined on each day the New York Stock

Exchange is open for trading (a "Business Day") at 4:00 p.m., Eastern time. The Fund's NAV will fluctuate, and Fund shares are not insured against reduction in net asset value. Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department or its authorized agent. (See "Share Price Calculation" in the Statement of Additional Information.)

The Fund values its portfolio securities daily based on their market value. Each security held by the Fund which is listed on a securities exchange and for which market quotations are available is valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. If extraordinary events that materially affect the value of the investments of the Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" (as described above).

HOW THE FUND SHOWS PERFORMANCE
------------------------------------------------------------------
THE FUND'S PERFORMANCE MAY BE ADVERTISED IN TERMS OF TOTAL RETURN.
------------------------------------------------------------------

From time to time the Fund may advertise its total return. Performance figures are based upon historical results and are not intended to indicate future performance.

The Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

The Fund's performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R), the Schwab International Index(R), the Schwab Small-Cap Index(TM) and the Standard & Poor's 500 Index), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index and other investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings or other information prepared by Lipper Analytical Services, Inc. and Morningstar, Inc.

Additional performance information is included in the Fund's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD or from your local Schwab office.

TAX-ADVANTAGED RETIREMENT PLANS
-------------------------------------------------------------
RETIREMENT PLANS OFFER EXCELLENT TAX ADVANTAGES, AND THE FUND
MAY BE AN ESPECIALLY SUITABLE INVESTMENT FOR THEM.
-------------------------------------------------------------

Schwab offers tax-advantaged retirement plans for which the Fund may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.

SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRAs with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account.

SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.

SCHWAB CORPORATE RETIREMENT PLANS. A well-designed retirement program can help a company attract and retain valuable employees. Call your local Schwab office or 800-2 NO-LOAD, 24 hours a day, for more information.

GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on May 7, 1993 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more investment portfolios or series ("Series"). Currently, shares of six Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing Trustees, changing fundamental policies, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the Investment Company Act of 1940, as amended, such as for the election of Trustees.

SHAREHOLDER GUIDE
------------------------------------------------------
SCHWAB'S OFFICES ACCEPT ORDERS AND PROVIDE SHAREHOLDER
SERVICE AND INFORMATION.
------------------------------------------------------

SHAREHOLDER SERVICE. You may place purchase and redemption orders as well as exchange requests at any one of over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, 24 hours a day, where trained representatives are available to answer questions about the Fund and your account. The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions and tape recording telephone transactions.

Investors should be aware that telephone transactions may be difficult during periods of drastic economic or market changes. Shareholders who experience difficulties in purchasing, redeeming or exchanging shares by telephone can utilize the alternative methods discussed below to place their orders.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

You may purchase shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The following information regarding the purchase, exchange and redemption of Fund shares through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional information or contact such designated entity.

HOW TO PURCHASE SHARES
---------------------------------------------------------------
YOU MAY PURCHASE SHARES OF THE FUND THROUGH A SCHWAB BROKERAGE,
SCHWAB ONE(R), IRA, TRUST OR KEOGH ACCOUNT.
---------------------------------------------------------------

If you purchase Fund shares through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for securities, including Fund shares, that you hold in a Schwab account. Of course, this SIPC account protection does not protect shareholders from share price fluctuations.

You may purchase Fund shares through your Schwab account as described below. If you already have a Schwab account, you need not open a new account.

If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab account application (available by calling 800-2 NO-LOAD or contacting your local Schwab office) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should call their local Schwab office to determine which additional forms may be necessary to open a Schwab account.

You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy Fund shares using electronic products such as StreetSmart(TM), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.

PURCHASING SHARES THROUGH THE CHARLES SCHWAB TRUST COMPANY. You may also purchase shares of the Fund through an account maintained with the Trust Company. Payment for shares must be made directly to the Trust Company, and you must have funds available in your account to purchase shares of the Fund. Contact a Trust Company representative for more information.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.
-------------------------------------------------------------
YOUR INITIAL FUND INVESTMENT MAY BE AS LOW AS $1,000.
ADDITIONAL SHARE PURCHASES CAN BE MADE FOR AS LITTLE AS $100.
-------------------------------------------------------------

MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial Fund investment may be as low as $1,000 ($500 for IRAs, certain other retirement plans and custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

Schwab reserves the right to waive these minimums for clients of Schwab Institutional and the Trust Company and for certain tax-advantaged retirement plans.
---------------------------------------------
SHARES WILL BE PURCHASED AFTER YOU HAVE FUNDS
AVAILABLE IN YOUR SCHWAB ACCOUNT.
---------------------------------------------

WHEN SHARES WILL BE PURCHASED. You must have funds available in your account in order to purchase Fund shares through your Schwab account. If funds (including those which are transmitted by wire) are received by Schwab before the time the Fund's NAV is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

METHODS OF PURCHASING SHARES. Schwab offers you several convenient ways to purchase Fund shares. You may choose the one that works best for you, and Schwab will confirm execution of your purchase order.

BY PHONE:

  You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL:

  You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc., which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

  Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 or to your local Schwab office and should:

       - reference your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
       - specify the name of the Fund and the dollar amount of shares you would like purchased; and
       - (initial share purchases only) select one of the distribution options listed below and on the following page.

ELECTRONICALLY:

  For more information regarding how to purchase Fund shares electronically using StreetSmart(TM), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

  Visit your local Schwab office where a representative will be happy to assist you.

AUTOMATIC INVESTMENT:

  Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")
-----------------------------------------------
YOU MAY CHOOSE FROM THREE DISTRIBUTION OPTIONS.
-----------------------------------------------

SELECTING A DISTRIBUTION OPTION. You may select from the three distribution options listed below when you first become a shareholder in the Fund. If you already are a Fund shareholder and wish to change your distribution option, please call your local Schwab office for assistance.

  1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gain distributions will be reinvested in additional Fund shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for this Fund.

  2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and capital gain distributions will be reinvested in additional shares.

  3. ALL CASH: Dividends and any capital gain distributions will both be paid in cash.

Dividends and distributions subject to reinvestment will be invested at the NAV next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the account standing instructions applicable to your account. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information--Wire Transfers To Your Bank."

OTHER PURCHASE INFORMATION. The Fund reserves the right in its sole discretion and without prior notice to shareholders to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, are subject to prior approval by the Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

HOW TO SELL OR EXCHANGE SHARES
------------------------------------------------
FUND SHARES MAY BE EXCHANGED FOR SHARES OF OTHER
FUNDS OR CLASSES OF SHARES SPONSORED BY SCHWAB.
------------------------------------------------

SALE OF SHARES. Shares will be redeemed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after Schwab's Mutual Fund Transfer Agency Department or its authorized agent receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information--Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

The Fund may suspend redemption rights or postpone payments when: trading on the New York Stock Exchange (the "Exchange") is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 of 1% of the Fund's net assets, whichever is less. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds class or Series of your choice. An exchange of shares will be treated as a sale and purchase of shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. The Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

EARLY WITHDRAWAL FEE PAID TO THE FUND. The Fund is meant to be a long-term investment. Frequent trading in Fund shares by short-term investors increases the Fund's costs. To offset the costs of short-term trading and to ensure that long-term investors do not bear these costs, the Fund assesses a 0.75% (three-fourths of one percent) early withdrawal fee upon redemption or exchange proceeds attributable to shares purchased and held less than six months. To benefit Fund shareholders directly, the early withdrawal fee is paid directly to the Fund and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends or capital gains. Solely for purposes of calculating the amount (if any) of the early withdrawal fee, shares will be treated as redeemed on a "first-in first-out basis," except that shares acquired through dividend reinvestment will be treated as redeemed first. This method of calculating the fee should result in the lowest total early withdrawal fee. The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and the Trust Company and for certain tax-advantaged retirement plans.

METHODS OF SELLING OR EXCHANGING SHARES.

BY PHONE:

  To sell shares or to exchange shares between any of the SchwabFunds(R) by telephone, please call your local Schwab office during its regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:

        - your Schwab account number and your name for verification;
        - the number of shares to be sold or exchanged;
        - the name of the Fund from which you wish to sell or exchange shares;
        - the name of the Fund and class into which shares are to be exchanged, if applicable; and
        - the distribution option you select (if exchanging shares).

BY MAIL:

  You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office. To properly process your mailed redemption or exchange request, we will need the above information and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.

ELECTRONICALLY:

  For more information regarding how to sell or exchange Fund shares electronically using StreetSmart(TM), The Equalizer(R) and TeleBroker(R), please call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

  You can also request a redemption or exchange in person at your local Schwab office.

SCHWAB AUTOMATIC INVESTMENT PLAN
---------------------------------------------------------------------------
THE FREE SCHWAB AUTOMATIC INVESTMENT PLAN IS A FAST, CONVENIENT WAY TO MAKE REGULAR INVESTMENTS IN THE FUND.
---------------------------------------------------------------------------

Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing the Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call your local Schwab office or 800-2 NO-LOAD, 24 hours a day.

OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of the shareholder's account drops below the Fund's $500 minimum balance requirement ($250 in the case of IRAs, other retirement plans and custodial accounts). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Fund shares will be automatically redeemed should the Schwab account in which they are carried be closed.

CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco, CA 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds will be wired from your Schwab account to your bank account. Call your local Schwab office for additional information. A $15 service fee will be charged against your Schwab account for each wire sent.

===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
===============================================================================

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                                                  ----------------
SCHWAB INTERNATIONAL INDEX                                                           BULK RATE
FUND(TM)                                                                            U.S. POSTAGE
                                                                                        PAID
PROSPECTUS February 28, 1996                                                       CHARLES SCHWAB

SchwabFunds(R)                                                                    ----------------
101 Montgomery Street
San Francisco, California 94104

981-5 (2/96) CRS 10167 Printed on recycled paper.

SchwabFunds(R)

SCHWAB SMALL-CAP INDEX FUND(R)
--------------------------------------------------------------------------------
PROSPECTUS February 28, 1996

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office or call 800-2 NO-LOAD (800-266-5623), 24 hours a day.

THE SCHWAB SMALL-CAP INDEX FUND (the "Fund") attempts to track the price and dividend performance (total return) of the Schwab Small-Cap Index(TM) (the "Index"), an index created by Schwab to represent the performance of common stocks of the second 1,000 largest United States corporations (excluding investment companies), ranked by market capitalization (share price times the number of shares outstanding). The issuers of these common stocks are referred to in this prospectus as "Small-Cap Issuers." The Fund will attempt to achieve its objective by investing substantially all of its assets in stocks that comprise the Index, in approximately the same proportion as the Small-Cap Issuers are represented in the Index. The Fund is a diversified investment portfolio of Schwab Capital Trust (the "Trust"), a no-load, open-end management investment company.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Trust's Statement of Additional Information, dated February 28, 1996 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

     KEY FEATURES OF THE FUND......................................................     2
     SUMMARY OF EXPENSES...........................................................     3
     FINANCIAL HIGHLIGHTS..........................................................     5
     MATCHING THE FUND TO YOUR INVESTMENT NEEDS....................................     6
     INVESTMENT OBJECTIVE, POLICIES AND RISKS......................................     6
     THE SCHWAB SMALL-CAP INDEX....................................................    10
     MANAGEMENT OF THE FUND........................................................    11
     DISTRIBUTIONS AND TAXES.......................................................    13
     SHARE PRICE CALCULATION.......................................................    14
     HOW THE FUND SHOWS PERFORMANCE................................................    14
     TAX-ADVANTAGED RETIREMENT PLANS...............................................    15
     GENERAL INFORMATION...........................................................    15
     SHAREHOLDER GUIDE.............................................................    16
       HOW TO PURCHASE SHARES......................................................    16
       HOW TO SELL OR EXCHANGE SHARES..............................................    19
     SCHWAB AUTOMATIC INVESTMENT PLAN..............................................    21
     OTHER IMPORTANT INFORMATION...................................................    21

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

KEY FEATURES OF THE FUND

PERFORMANCE. The investment objective of the Schwab Small-Cap Index Fund(R) is to attempt to track the price and dividend performance (total return) of the Index, an index composed of the common stocks of the second 1,000 largest United States corporations (excluding investment companies), ranked by market capitalization (share price times the number of shares outstanding). The Fund will attempt to achieve its objective by investing substantially all of its assets in stocks that comprise the Index, in approximately the same proportions as the Small-Cap Issuers are represented in the Index. (See "Investment Objective, Policies and Risks.")

DIVERSIFICATION AND RISK. The Fund seeks to invest in substantially all of the common stocks of the 1,000 companies that make up the Index. This level of diversification reduces the risk (typically, a decline in the value of individual securities) associated with investments in individual securities because the Fund's investments will be spread over a range of industries and issuers as opposed to being concentrated in a few individual securities. Stocks of Small-Cap Issuers generally have greater illiquidity and price volatility than stocks of larger capitalization issuers. (See "Investment Objective, Policies and Risks.")

LOW MINIMUM INVESTMENT. Investors can begin their investment program in the Fund with as little as $1,000. Subsequent investments can be made with only $100.

LOW-COST INVESTING. The Fund brings a low-cost approach to investing with:

        - no sales charges;
        - an index fund management strategy designed to minimize overall operating expenses; and
        - the guarantee of Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab that the Fund's total fund operating expenses will, through at least February 28, 1997, not exceed 0.59% of the Fund's average daily net assets. (See "Management of the Fund.")

MINIMIZATION OF CURRENT CAPITAL GAINS TAX LIABILITY. The Fund's investment policies are designed to minimize current capital gains tax liability. (See "Distributions and Taxes.")

PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. As of January 31, 1996, the SchwabFunds had aggregate net assets of approximately $33 billion. (See "Management of the Fund.")

SHAREHOLDER SERVICE. Schwab serves as the Fund's principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption and exchange orders. Call your local Schwab office during business hours or 800-2 NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests electronically by using StreetSmart(TM), The Equalizer(R) and TeleBroker(R). (See "How to Purchase Shares" and "How to Sell or Exchange Shares.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Schwab Automatic Investment Plan," visit or call your local Schwab office or call 800-2 NO-LOAD, 24 hours a day.)

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")

NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 200 offices throughout the U.S. where customers can place purchase and redemption orders. (See "Management of the Fund.")

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load on Purchases...........................................................     None
  Sales Load on Reinvested Dividends................................................     None
  Deferred Sales Load...............................................................     None
  Early Withdrawal Fee 1............................................................    0.50%
  Exchange Fee......................................................................     None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Management Fee (after fee reduction) 2............................................    0.30%
  12b-1 Fees........................................................................     None
  Other Expenses (after fee reduction and expense reimbursement) 3..................    0.29%
TOTAL FUND OPERATING EXPENSES (AFTER FEE REDUCTION AND EXPENSE REIMBURSEMENT) 3, 4..    0.59%

1 Applies only to the redemption (including by exchange) of shares purchased and held less than six months. The fee is paid to the Fund and is designed to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. (See "How to Sell or Exchange Shares.") The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and The Charles Schwab Trust Company (the "Trust Company") and for certain tax-advantaged retirement plans. Call your Schwab representative for more information.

2 This amount has been restated to reflect a reduction by the Investment Manager which is guaranteed through at least February 28, 1997. If there were no such reduction, the maximum management fee would be 0.50% of the Fund's average daily net assets.

3 This amount has been restated to reflect the guarantee by the Investment Manager and Schwab that, through at least February 28, 1997, the total fund operating expenses for the Fund will not exceed 0.59% of the Fund's average daily net assets. Without the guarantees on total fund operating expenses in effect for the fiscal year ended October 31, 1995 (0.75% of the Fund's average daily net assets through June 30, 1995, and 0.59% through October 31, 1995), other expenses and total fund operating expenses would have been 0.52% and 1.02%, respectively, of the Fund's average daily net assets.

4 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Purchase Shares--Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.")

EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each period:

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $6         $19         $33         $ 74

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total fund operating expenses will not exceed the amount specified for the time period referred to in note (3). ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.

                                                                                    FOR THE PERIOD
                                                                                   DECEMBER 3, 1993
                                                                   FOR THE         (COMMENCEMENT OF
                                                                  YEAR ENDED        OPERATIONS) TO
                                                               OCTOBER 31, 1995    OCTOBER 31, 1994
                                                               ----------------    ----------------
Net asset value at beginning of period......................       $  10.05            $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................           0.10                0.06
  Net realized and unrealized gain on investments...........           1.61                  --
                                                               ------------        ------------
  Total from investment operations..........................           1.71                0.06
LESS DISTRIBUTIONS
  Dividends from net investment income......................          (0.06)              (0.01)
  Distributions from realized gain on investments...........             --                  --
  Total distributions.......................................          (0.06)              (0.01)
                                                               ------------        ------------
Net asset value at end of period............................       $  11.70            $  10.05
                                                               =============       ============
Total return (%)............................................          17.11                0.63
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000s)..........................       $122,074            $ 68,128
  Ratio of expenses to average net assets (%)...............           0.68                0.67*
  Ratio of net investment income to average
     net assets (%).........................................           0.68                0.68*
  Portfolio turnover rate (%)...............................             24                  16

Notes:
The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended October 31, 1995 and 1994, would have been 1.02% and 1.19%*, respectively, and the ratio of net investment income to average net assets would have been 0.34% and 0.16%*, respectively.

On May 1, 1995, the sub-advisory agreement between Dimensional Fund Advisors Inc. and the Investment Manager was terminated, and the Investment Manager assumed sole responsibility for providing the Fund with investment advisory services.

  * Annualized

MATCHING THE FUND TO YOUR INVESTMENT NEEDS

The Fund may be appropriate for a variety of investment programs. While the Fund is not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, it can be used to supplement and diversify an investment portfolio that may be primarily comprised of larger capitalization equity issues.
--------------------------------------------------------------------------------
THE FUND MAY BE ESPECIALLY SUITABLE FOR LONG-TERM INVESTORS.
--------------------------------------------------------------------------------

Because the Fund will ordinarily invest in a large number of common stocks, it may be especially appropriate for investors with long-term investment objectives, including those saving for retirement or college. While common stock prices tend to rise and decline for short or extended periods, historically they have generally risen over the long-term. As a result, stocks have over time historically provided many investors with higher returns than most alternative securities investments.

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------
THE FUND IS DESIGNED TO TRACK THE PERFORMANCE OF THE INDEX.
--------------------------------------------------------------------------------

The Fund is a diversified investment portfolio of the Trust, a no-load, open-end management investment company. The investment objective of the Fund is to attempt to track the price and dividend performance (total return) of the Index, an index created by Schwab to represent the performance of common stocks of Small-Cap Issuers. As of December 31, 1995, the market capitalization of stocks in the Index ranged in size from approximately $240 million to $849 million. As a matter of fundamental policy, the Fund will invest at least 65% of its total assets in common stocks or other equity securities including preferred stocks, rights and warrants. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. The Fund's investment policies and restrictions, unless otherwise noted, are non-fundamental and may be changed by the Board of Trustees. (See "Investment Restrictions" in the Statement of Additional Information.) While there is no assurance that the Fund will achieve its investment objective, it will endeavor to do so by following the investment policies set forth below.
---------------------------------------------------------------------------
THE FUND FOLLOWS AN "INDEXING" OR "PASSIVE" STRATEGY.
---------------------------------------------------------------------------

The Fund follows an "indexing" or "passive" strategy under which stocks are purchased or sold only in order to match the composition of the Index. Accordingly, the Investment Manager generally does not select securities for the Fund's investment portfolio based upon traditional economic, financial and market analyses and/or forecasting.
--------------------------------------------------------------------------------
THE FUND IS MANAGED TO MINIMIZE COSTS TO INCREASE SHAREHOLDERS' TOTAL RETURN.
--------------------------------------------------------------------------------

The Fund is managed to offset capital gains with capital losses in order to minimize your capital gains tax liability. This special feature of the Fund can make a real difference in your after-tax return, especially if you are in a high tax bracket.

The Fund has adopted a number of policies that should cause its portfolio turnover rate to be below that experienced in many other mutual fund portfolios. The Fund's portfolio turnover rates for the fiscal year ended October 31, 1995 and the fiscal period from December 3, 1993 (commencement of operations) through October 31, 1994 were 24% and 16%, respectively. Lower portfolio turnover acts to minimize associated transaction costs as well as the level of realized capital gains. Shareholders' current tax liability for capital gains should be reduced and their total return increased by these policies.

To reduce transaction costs and minimize shareholders' current capital gains tax liability, the Fund's investment portfolio will not be automatically traded (i.e.,"rebalanced") to reflect changes in the Index. The Fund's trading strategy is designed to further minimize transaction costs (e.g., the Fund will generally only buy round-lots of stocks and may trade large blocks of securities). These policies may cause a particular stock to be over- or under-represented in the Fund relative to its Index weighting or result in its continued ownership by the Fund after its deletion from the Index, thereby reducing the correlation between Fund and Index composition. However, given the diversified nature of the Fund, the Investment Manager does not expect that these potential deviations will significantly impact the correlation between Fund and Index performance. Moreover, the Investment Manager will engage in these practices only to the extent that they do not have a material effect on the Fund's ability to track the performance of the Index.
--------------------------------------------------------------------------------
THE FUND WILL ATTEMPT TO BE SUBSTANTIALLY INVESTED IN INDEX STOCKS.
--------------------------------------------------------------------------------

Under normal market conditions, the Fund will invest at least 80% of its total assets in stocks of Small-Cap Issuers that comprise the Index ("Index Stocks"). The Fund, however, is not required to buy or sell securities solely because the percentage of its assets invested in Index Stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an Index Stock from its portfolio if the Investment Manager believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Moreover, to avoid any potential conflict of interest, the Fund will not purchase securities of issuers with which it is affiliated. To compensate for any Index Stocks omitted or removed from its investment portfolio, the Fund may purchase stocks not in the Index (which would then be considered Index Stocks for purposes of the Fund's policy regarding the percentage of its assets to be invested in Index Stocks) if the Investment Manager believes that their market performance is likely to replicate that of the Index Stocks they replace.

It is anticipated that the Fund will be able to invest in a majority of Index Stocks. The Fund will generally select Index Stocks by reference to their weighting in the Index. Thus, the Fund intends that the percentage of its assets invested in each Index Stock will approximate the weighting of that stock in the Index.
--------------------------------------------------------------------
FUND PERFORMANCE SHOULD TRACK THAT OF THE INDEX.
--------------------------------------------------------------------

While Fund performance will not precisely match Index performance, the Fund will attempt to maximize the correlation between its performance and that of the Index. Factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Fund, the Fund's policy of minimizing transaction costs and current capital gains tax liability, and changes in the securities markets and the

Index itself are expected by the Investment Manager to account for any differences between the Fund's performance and that of the Index.

Over the long term, the Investment Manager seeks a correlation between the performance of the Fund and that of the Schwab Small-Cap Index(TM) of 0.9 or better. A figure of 1.0 would indicate perfect correlation. The Investment Manager monitors the correlation between Fund and Index performance on a regular basis. In the unlikely event that a correlation of 0.9 or better is not achieved, the Board of Trustees will consider alternative arrangements.
--------------------------------------------------------------------------------
STOCKS OF SMALL-CAP ISSUERS GENERALLY HAVE GREATER PRICE VOLATILITY
AND LESS LIQUIDITY THAN LARGER CAPITALIZATION STOCKS.
--------------------------------------------------------------------------------

Because the Fund will be invested primarily in common stocks and other equity securities, its portfolio will be subject to price volatility over both short- and long-term periods. Moreover, because the Fund invests in equity securities of Small-Cap Issuers, its price volatility may be greater than if the Fund invested in equity securities of issuers with larger market capitalizations than those of Small-Cap Issuers.

Generally, equity securities of Small-Cap Issuers have historically been characterized by greater volatility of returns, greater total returns, and lower dividend yields than equity securities of large capitalization issuers. For any particular period of time, these characteristics may not be consistent. Historically, equity securities of Small-Cap Issuers have shown a pattern of over-performing or under-performing equity securities of larger capitalization issuers for extended periods of time (cycles) ranging in duration from four to fourteen years. The greater price volatility of equity securities of Small-Cap Issuers may result from the fact that there may be less market liquidity, less publicly available information or fewer investors who monitor the activities of these companies. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions.

As a fundamental policy, the Fund may invest up to 10% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

Because of the risks associated with investments in equity securities of Small-Cap Issuers, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program, but should also hold securities with different risk characteristics including other mutual funds or portfolios of individual securities, equity securities of larger capitalization issuers, bonds and money market instruments.
------------------------------------------------------------------------
THE FUND MAY PURCHASE SECURITIES ASIDE FROM STOCKS.
------------------------------------------------------------------------

The value of all non-Index Stock investments may normally represent no more than 20% of the Fund's total assets. In order to accommodate cash flows resulting from the purchase and sale of Fund shares, the Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and commercial paper (which has been rated in one of the two highest categories by a non-affiliated, nationally recognized statistical rating organization); enter into repurchase agreements collateralized by these instruments; and purchase shares of other investment companies that invest primarily in any of the securities described above. In the aggregate, no more than 10% of the Fund's total assets may be invested in other investment companies, and an investment in any one investment company will be limited to 5% of total Fund assets. The Investment Manager will charge no management fees attributable to any Fund assets invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.)
-----------------------------------------------------------------------
THE FUND MAY UTILIZE FUTURES AND OPTIONS STRATEGIES.
-----------------------------------------------------------------------

The Fund may also purchase futures contracts on stocks and stock indices and options contracts (including options on futures contracts) to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient stock purchases. Moreover, the Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. Futures contracts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index. The Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. The value of all futures contracts on stocks and stock indices and options contracts is not to exceed 10% of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's use of futures contracts and options.

Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The risk of loss in trading futures contracts and options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures contract or an option may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, the Fund may not use futures contracts or options to leverage its portfolio. When investing in futures contracts and options, the Fund will segregate cash, cash-equivalents or liquid, high-quality debt instruments in the amount of the underlying obligation. (See "Investment Securities" in the Statement of Additional Information.)

-----------------------------------------
THE FUND MAY BORROW MONEY.
-----------------------------------------

The Fund may borrow money for temporary purposes, but not for the purpose of purchasing investments, in an amount up to one-third of the value of its total assets. The Fund's borrowing policy is fundamental.
-------------------------------------------------------------------------
THE FUND MAY LEND ITS SECURITIES TO GENERATE INCOME.
-------------------------------------------------------------------------

To increase its income, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions that borrow securities. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the market value of the loaned securities plus accrued interest. (For more information regarding securities lending, see "Other Investment Policies--Loans of Portfolio Securities" in the Statement of Additional Information.)

THE SCHWAB SMALL-CAP INDEX(TM)
------------------------------------------------
THE INDEX HAS SET INCLUSION CRITERIA.
------------------------------------------------

To be included in the Index, a company must satisfy all of the following criteria:

1. it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions;

2. a liquid market for its common shares must exist on the New York Stock Exchange (the "Exchange"), the American Stock Exchange or the NASDAQ/NMS; and

3. its market value must place it among the second 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000).

A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding, for all classes of shares), divided by the total market value of the Index. As of January 31, 1996, the aggregate market capitalization of Index Stocks was approximately $463 billion.
------------------------------------------------------------
SCHWAB DEVELOPED AND MAINTAINS THE INDEX.
------------------------------------------------------------

The Index was developed in 1993 and is maintained by Schwab to represent the total return of common stocks of Small-Cap Issuers. The Index serves as a standard of comparison for the Fund's performance. Schwab receives no compensation from the Fund for maintaining the Index.

--------------------------------------------------------------------------------
SCHWAB CALCULATES AND REPORTS THE INDEX'S PERFORMANCE DAILY.
--------------------------------------------------------------------------------

The Index's performance (i.e., the market value of all Index Stocks) is calculated and made available each Business Day by Schwab. The total return of the Index is computed monthly (using beginning of month capitalization weightings and assuming reinvestment of dividends) and may be reported from time to time to Fund shareholders.
--------------------------------------------------------------------------------
SCHWAB PERIODICALLY UPDATES THE COMPOSITION OF THE INDEX.
--------------------------------------------------------------------------------

Schwab reviews and, as necessary, revises the list of Small-Cap Issuers whose securities are included in the Index at least semi-annually. Companies known by Schwab to meet or no longer meet the inclusion criteria will be added or deleted as appropriate. Schwab will also modify the Index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tender offers, mergers, swaps, spin-offs or Chapter 11 bankruptcy filings made because of a company's inability to continue operating as a going concern). Schwab may change Index inclusion criteria if it determines that doing so would cause the Index to be more representative of the domestic equity market. In the future, the Trust's Board of Trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interests of Fund shareholders.

MANAGEMENT OF THE FUND

Responsibility for overall management of the Fund rests with the Trustees and officers of the Trust. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. In addition to providing day-to-day management of the Fund, the Investment Manager provides general investment advice regarding the Fund's investment strategies and performs expense management, accounting and recordkeeping, and other administrative services necessary to the operation of the Fund. The Investment Manager, formed in 1989, is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. As of January 31, 1996, SchwabFunds had aggregate net assets of approximately $33 billion.

Pursuant to separate agreements, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Fund ("Schwab" or the "Transfer Agent"). Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (including associated tax consequences), responding to daily inquiries, effecting the transfer of the Fund's shares and facilitating effective cash management of shareholders' account balances. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as necessary and appropriate to provide the described shareholder and transfer agency information and services. Schwab is also the Fund's distributor but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 200 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of The Charles Schwab Corporation and, as of January 31, 1996, the beneficial owner of approximately 20.1% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

Geri Hom is the portfolio manager of the Fund. She joined Schwab in March 1995 as Portfolio Manager -- Equities and currently manages the four Schwab index funds and co-manages the three Schwab Asset Director(R) Funds with combined assets of over $1.7 billion. For four years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior seven years, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

Stephen B. Ward, Senior Vice President and Chief Investment Officer, also participates in the management of the Fund. Prior to April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.

Please see the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995 for a discussion by the Investment Manager of the Fund's performance.

--------------------------------------------------------------------------------
THE INVESTMENT MANAGER AND SCHWAB GUARANTEE THAT TOTAL FUND OPERATING EXPENSES WILL NOT EXCEED 0.59% OF THE FUND'S AVERAGE DAILY NET ASSETS
THROUGH AT LEAST FEBRUARY 28, 1997.
--------------------------------------------------------------------------------

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from the Fund a graduated annual fee, payable monthly, of 0.50% of the Fund's average daily net assets not in excess of $300 million and 0.45% of such assets over $300 million. The Investment Manager has agreed to waive the Fund's management fee in excess of 0.30% of the Fund's average daily net assets through at least February 28, 1997. In addition, the Investment Manager and Schwab guarantee that total fund operating expenses will not exceed 0.59% of the Fund's average daily net assets through at least February 28, 1997. This expense limit will serve to maintain or lower the Fund's expenses and thus maintain or increase the Fund's total return to shareholders. For the fiscal year ended October 31, 1995, the Fund paid investment management fees and total fund operating expenses of 0.37% and 0.68%, respectively, of the Fund's average daily net assets.

For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of the Fund's average daily net assets. State Street Bank and Trust Company is the Fund's custodian.

The Trust pays the expenses of its operations, including the fees and expenses of independent auditors, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. The expenses will generally be allocated among the Trust's investment portfolios or classes on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund or class will be charged to that Fund or class.

PORTFOLIO BROKERAGE. When placing orders for the Fund's securities transactions, the Investment Manager will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or another qualified affiliated broker or dealer to execute the Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

DISTRIBUTIONS AND TAXES
---------------------------------------------------------------------
THE FUND WILL DECLARE AND PAY DIVIDENDS ANNUALLY.
---------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund will distribute substantially all of its net investment income and net capital gains, if any, on an annual basis, as determined by the Trust's Board of Trustees. All distributions will be automatically reinvested in additional shares of the Fund unless the shareholder elects otherwise.

FEDERAL TAX INFORMATION. The Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Code, qualified as such, and intends to continue to so qualify. In order to so qualify, the Fund will distribute substantially all of its net investment income and net capital gains to shareholders on an annual basis and will meet certain other requirements. Such qualification will relieve the Fund of liability for federal income tax to the extent its earnings are so distributed.

Dividends paid by the Fund from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. For corporate investors in the Fund, dividend distributions designated by the Fund to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Fund were a regular corporation. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in the Fund. However, any loss on the sale or exchange of shares held for six months or less shall, to the extent of any long-term capital gain distributions received with respect to such shares, be treated as a long-term capital loss. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by the Fund.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Fund will notify shareholders at least annually as to the nature of all distributions made during the taxable year, including amounts qualifying as dividends and capital gain distributions.

The foregoing is only a brief summary of the federal income tax considerations affecting the Fund and its shareholders. The discussion of taxes set forth above is included for general information purposes only. Prospective investors should consult their tax advisers with specific reference to their own tax situations.

SHARE PRICE CALCULATION
---------------------------------------------------------------
THE FUND SELLS ITS SHARES FREE OF SALES CHARGES.
---------------------------------------------------------------

The price of a single Fund share on any given day is the Fund's net asset value per share or "NAV." This amount is computed by dividing the total market value of the Fund's investments and other assets on that day, less any liabilities, by the number of shares outstanding. The Fund's NAV is determined on each day the Exchange is open for trading (a "Business Day") at 4:00 p.m., Eastern time. The Fund's NAV will fluctuate, and Fund shares are not insured against reduction in net asset value. Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department or its authorized agent. (See "Share Price Calculations" in the Statement of Additional Information.)

The Fund values its portfolio securities daily based on their market value. Each security held by the Fund which is listed on a securities exchange and for which market quotations are available is valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recently quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

HOW THE FUND SHOWS PERFORMANCE
--------------------------------------------------------------------------------
THE FUND'S PERFORMANCE MAY BE ADVERTISED IN TERMS OF TOTAL RETURN.
--------------------------------------------------------------------------------

From time to time the Fund may advertise its total return. Performance figures are based upon historical results and are not intended to indicate future performance.

The Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

The Fund's performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R), the Schwab Small-Cap Index(TM), the Schwab International Index(R), the Standard & Poor's 500 Index(R) and the Standard & Poor's Small-Cap 600 Index), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index and other investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings or other information prepared by Lipper Analytical Services, Inc. and Morningstar, Inc.

Additional performance information is included in the Fund's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD or from your local Schwab office.

TAX-ADVANTAGED RETIREMENT PLANS
--------------------------------------------------------------------------------
RETIREMENT PLANS OFFER EXCELLENT TAX ADVANTAGES, AND THE FUND MAY
BE AN ESPECIALLY SUITABLE INVESTMENT FOR THEM.
--------------------------------------------------------------------------------

Schwab offers tax-advantaged retirement plans for which the Fund may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.

SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRAs with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account.

SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.

SCHWAB CORPORATE RETIREMENT PLANS. A well-designed retirement program can help a company attract and retain valuable employees. Call your local Schwab office or 800-2 NO-LOAD, 24 hours a day, for more information.

GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on May 7, 1993 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more investment portfolios or series ("Series"). Currently, shares of six Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights to distributions, assets and liquidation vary among classes of a Series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing Trustees, changing fundamental policies, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the Investment Company Act of 1940, as amended, such as for the election of Trustees.

SHAREHOLDER GUIDE
----------------------------------------------------------------------------
SCHWAB'S OFFICES ACCEPT ORDERS AND PROVIDE SHAREHOLDER
SERVICE AND INFORMATION.
----------------------------------------------------------------------------

SHAREHOLDER SERVICE. You may place purchase and redemption orders as well as exchange requests at any one of over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, 24 hours a day, where trained representatives are available to answer questions about the Fund and your account. The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification prior to acting upon instructions received by telephone, providing written confirmations of such instructions and tape recording telephone transactions.

Investors should be aware that telephone transactions may be difficult during periods of drastic economic or market changes. Shareholders who experience difficulties in purchasing, redeeming or exchanging shares by telephone can utilize the alternative methods discussed below to place their orders.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

You may purchase shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The following information regarding the purchase, exchange and redemption of Fund shares through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information or contact such designated entity.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
YOU MAY PURCHASE SHARES OF THE FUND THROUGH A SCHWAB BROKERAGE,
SCHWAB ONE(R), IRA, TRUST OR KEOGH ACCOUNT.
--------------------------------------------------------------------------------

If you purchase Fund shares through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for securities, including Fund shares, that you hold in a Schwab account. Of course, this SIPC account protection does not protect shareholders from share price fluctuations.

You may purchase Fund shares through your Schwab account as described below. If you already have a Schwab account, you need not open a new account.

If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab account application (available by calling 800-2 NO-LOAD or contacting your local Schwab office) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should call their local Schwab office to determine which additional forms may be necessary to open a Schwab account.

You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy Fund shares using electronic products such as StreetSmart(TM), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.

PURCHASING SHARES THROUGH THE CHARLES SCHWAB TRUST COMPANY. You may also purchase shares of the Fund though an account maintained with the Trust Company. Payment for any such shares must be made directly to the Trust Company, and you must have funds available in your account to purchase shares of the Fund. Contact a Trust Company representative for more information.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.
--------------------------------------------------------------------------------
YOUR INITIAL FUND INVESTMENT MAY BE AS LOW AS $1,000.
ADDITIONAL SHARE PURCHASES CAN BE MADE FOR AS LITTLE AS $100.
--------------------------------------------------------------------------------

MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial Fund investment may be as low as $1,000 ($500 for IRAs, certain other retirement plans, and custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

Schwab reserves the right to waive these minimums for clients of Schwab Institutional and the Trust Company and for certain tax-advantaged retirement plans.

WHEN SHARES WILL BE PURCHASED. You must have funds available in your account in order to purchase Fund shares through your Schwab account. If funds (including those which are transmitted by wire) are received by Schwab before the time the Fund's NAV is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

METHODS OF PURCHASING SHARES. Schwab offers you several convenient ways to purchase Fund shares. You may choose the one that works best for you, and Schwab will confirm execution of your purchase order.

BY PHONE:

  You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL:

  You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc., which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

  Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 or to your local Schwab office and should:

        - reference your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
        - specify the name of the Fund and the dollar amount of shares you would like purchased; and
        - (initial share purchases only) select one of the distribution options listed on the following page.

ELECTRONICALLY:

For information regarding how to purchase Fund shares electronically using StreetSmart(TM), The Equalizer(R) and TeleBroker(R), call 800-2 NO LOAD.

IN PERSON AT A SCHWAB OFFICE:

  Visit your local Schwab office where a representative will be happy to assist you.

AUTOMATIC INVESTMENT:

  Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")

YOU MAY CHOOSE FROM THREE DISTRIBUTION OPTIONS. You may select from the three distribution options listed on the following page when you first become a Fund shareholder. If you already are a shareholder and wish to change your distribution option, please call your local Schwab office for assistance.

1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gain distributions will be reinvested in additional Fund shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for this Fund.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and any capital gain distributions will be reinvested in additional shares.

3. ALL CASH: Dividends and any capital gain distributions will both be paid in cash.

Dividends and distributions subject to reinvestment will be invested at the NAV next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the account standing instructions applicable to your account. For information on how to wire funds from a Schwab account to a bank, see "Other Important Information--Wire Transfers to Your Bank."

OTHER PURCHASE INFORMATION. The Fund reserves the right in its sole discretion and without prior notice to shareholders to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, are subject to prior approval by the Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

HOW TO SELL OR EXCHANGE SHARES
---------------------------------------------------------------------
FUND SHARES MAY BE EXCHANGED FOR SHARES OF OTHER
FUNDS OR CLASSES OF SHARES SPONSORED BY SCHWAB.
---------------------------------------------------------------------

SALE OF SHARES. Shares will be redeemed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after Schwab's Mutual Fund Transfer Agency Department or its authorized agent receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information -- Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

The Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 of 1% of the Fund's net assets, whichever is less. "See Purchase and Redemption of Shares" in the Statement of Additional Information.)

EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds class or Series of your choice. An exchange of shares will be treated as a sale and purchase of shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. The Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

EARLY WITHDRAWAL FEE PAID TO THE FUND. The Fund is meant to be a long-term investment. Frequent trading in Fund shares by short-term investors increases the Fund's costs. To offset the costs of short-term trading and to ensure that long-term investors do not bear these costs, the Fund assesses a 0.50% (one-half of one percent) early withdrawal fee upon redemption or exchange proceeds attributable to shares purchased and held less than six months. To benefit Fund shareholders directly, the early withdrawal fee is paid directly to the Fund and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends or capital gains. Solely for purposes of calculating the amount (if any) of the early withdrawal fee, shares will be treated as redeemed on a "first-in first-out basis," except that shares acquired through dividend reinvestment will be treated as redeemed first. This method of calculating the fee should result in the lowest total early withdrawal fee. The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and the Trust Company and for certain tax-advantaged retirement plans.

METHODS OF SELLING OR EXCHANGING SHARES.

BY PHONE:

To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call your local Schwab office during its regular business hours or 800-2 NO LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:

      - your Schwab account number and your name for verification;
      - the number of shares to be sold or exchanged;
      - the name of the Fund from which you wish to sell or exchange shares;
      - the name of the Fund and class into which shares are to be exchanged, if applicable; and
      - the distribution option you select (if exchanging shares).

BY MAIL:

You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office. To properly process your mailed redemption or exchange request, we will need the above information and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.

ELECTRONICALLY:

For more information regarding how to sell or exchange Fund shares electronically using Street Smart(TM), The Equalizer(R) and TeleBroker(R), please call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE:

You can also request a redemption or exchange in person at your local Schwab office.

SCHWAB AUTOMATIC INVESTMENT PLAN
--------------------------------------------------------------------------------
THE FREE SCHWAB AUTOMATIC INVESTMENT PLAN IS A FAST, CONVENIENT WAY
TO MAKE REGULAR INVESTMENTS IN THE FUND.
--------------------------------------------------------------------------------

Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing the Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call your local Schwab office or 800-2 NO LOAD, 24 hours a day.

OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of the shareholder's account drops below the Fund's $500 minimum balance requirement ($250 in the case of IRAs, other retirement plans and custodial accounts.) Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Fund shares will be automatically redeemed if the Schwab account in which the shares are carried is closed.

CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco, CA 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds will be wired from your Schwab account to your bank account. Call your local Schwab office for additional information. A $15 service fee will be charged against your Schwab account for each wire sent.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB SMALL-CAP
INDEX FUND(R)
Prospectus February 28, 1996
SchwabFunds(R)
101 Montgomery Street
San Francisco, California 94104
2015-5 (2/96) CRS 10169 Printed on recycled paper.

SchwabFunds(R)

                                                                --------------
                                                                  BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                CHARLES SCHWAB
                                                                --------------

                                    CONTENTS


                                            PAGE
                                            ----
Expenses...................................   2
Key Features of Our Fund...................   3
Matching the Fund to Your Investment
  Needs....................................   5
Investing in Our Fund......................   6
  How to Buy Investor Shares...............   7
  How to Buy e.Shares......................   8
  How to Sell or Exchange Investor
    Shares.................................   9
  How to Sell or Exchange e.Shares.........   9
Investment Objective and Policies..........  10
Investments and Techniques Used by
  Our Fund and Related Risks...............  11
Important Information About
  Your Investment..........................  13
  Dividends and Other Distributions........  13
  Federal Income Tax Information...........  14
  How We Determine the Price of
    Your Shares............................  14
  How Our Fund Reports Performance.........  15
  Annual and Semi-Annual Report Mailings...  15
Organization and Management of Our Fund....  16
  Management Functions and
    Responsibilities.......................  16
  Operating Fees and Expenses..............  16
  Other Information on the Operation
    of Our Fund............................  17
Glossary of Important Terms................  20


READING THIS PROSPECTUS. Explanations of all italicized terms in this Prospectus are included in the Glossary at the end of this Prospectus. References to "you" and "your" in this Prospectus refer to prospective investors and/or shareholders, while references to "we," "us," "our" and "our Fund" refer to the Fund or in some cases, the Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              SCHWAB S&P 500 FUND

                     SCHWAB S&P 500 FUND - INVESTOR SHARES
                       SCHWAB S&P 500 FUND - E.SHARES(TM)

THE SCHWAB S&P 500 FUND (THE "FUND") seeks to track the price and dividend performance (total return) of common stocks of United States companies, as represented by the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500(R)" or "Index"). The Fund invests primarily in common stocks of companies composing the S&P 500. The Fund is a diversified investment portfolio of Schwab Capital Trust (the "Trust"), a no-load, open-end management investment company managed by Charles Schwab Investment Management, Inc. (the "Investment Manager" or "CSIM"). This Prospectus describes both of the Fund's classes of shares - the Investor Shares and the e.Shares.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS PROVIDES YOU WITH CONCISE INFORMATION THAT YOU SHOULD KNOW BEFORE YOU DECIDE IF THE FUND PROVIDES THE INVESTMENT OPPORTUNITIES YOU SEEK. READ IT CAREFULLY, AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information in the Statement of Additional Information ("SAI"), dated February 28, 1996 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). This Prospectus is available electronically by using our Internet address: http://www.schwab.com. You can get a free paper copy of this Prospectus or the SAI by calling Schwab at 800-2 NO-LOAD or by writing Schwab at 101 Montgomery Street, San Francisco, California 94104.

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION:

INVESTOR SHARES: Contact your local Schwab office, or call 800-2 NO-LOAD (800-266-5623). TDD users may contact Schwab at 800-345-2550, 24 hours a day.

E.SHARES: Use SchwabLink(TM) to contact Schwab Institutional or The Charles Schwab Trust Company (the "Trust Company").

                          PROSPECTUS FEBRUARY 28, 1996

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are the fees and charges you pay for buying or selling shares of a fund. You pay no sales fees or charges when you buy or sell shares of our Fund.

ANNUAL FUND OPERATING EXPENSES include management fees paid to the Investment Manager, transfer agency fees and other expenses. These expenses cover, for example, services such as investment research and management of the Fund, maintaining shareholder records and issuing shareholder statements. Each class of shares is charged its own annual operating expenses from its income, which is factored into the dividends paid to shareholders and into the share price of that class. As a shareholder, you are not charged any of these fees directly.

                             INVESTOR
                              SHARES     E.SHARES(TM)
                             --------    ---------
SHAREHOLDER TRANSACTION
  EXPENSES
Sales Charge on Purchases
  and Reinvested
  Dividends.................    None        None
Deferred Sales Charge or
  Redemption Fees...........    None        None
Exchange Fees...............    None        None
ANNUAL FUND OPERATING
  EXPENSES (AS A PERCENTAGE
  OF AVERAGE DAILY NET
  ASSETS)
  Management Fee
    (after fee
    reduction)1.............   0.13%       0.13%
  12b-1 Fees................    None        None
  Other Expenses (after fee
    reduction and expense
    reimbursement)2,3.......   0.36%       0.15%
                             --------    ---------
TOTAL FUND OPERATING
  EXPENSES (AFTER FEE
  REDUCTION AND EXPENSE
  REIMBURSEMENT)3,4.........   0.49%       0.28%

1 This amount reflects a reduction guaranteed by the Investment Manager through at least February 28, 1997. If there were no such reduction, the maximum management fee would be 0.36% of the Fund's average daily net assets.

2 "Other Expenses" are based on estimated amounts for the current fiscal year for the Fund after fee reductions and expense reimbursements. If there were no such reduction, the estimated other expenses of the Investor Shares and the e.Shares would be 0.40% and 0.19%, respectively, of the average daily net assets of that class of shares. See "Organization and Management of Our Fund - Operating Fees and Expenses" for information regarding the differing expenses for the Fund's multiple classes of shares.

3 This amount reflects the guarantee by Schwab and the Investment Manager that, through at least February 28, 1997, the total operating expenses of each class will not exceed 0.49% and 0.28% of the average daily net assets of the Investor Shares and the e.Shares, respectively. After that, the guarantee may be terminated, modified or continued. If there were no such guarantee, the estimated total operating expenses of the Investor Shares and the e.Shares would be 0.76% and 0.55%, respectively, of the average daily net assets of that class of shares.

4 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage or Schwab One(R) account. Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. See "Investing in Our Fund" for information regarding minimum balance and investment requirements.

EXAMPLES. You would pay the following expenses on a $1,000 investment in each class of the Fund's shares assuming: (1) 5% annual return and (2) redemption at the end of the period.

                                1 YEAR    3 YEARS
                                ------    -------
Investor Shares..............     $5        $16
e.Shares(TM).................     $3        $ 9

THIS IS AN EXAMPLE ONLY AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE. This example reflects the guarantee by Schwab and the Investment Manager that, through at least February 28, 1997, total operating expenses of each class will not exceed 0.49% and 0.28% of the average daily net assets of the Investor Shares and the e.Shares, respectively. Please remember that, while this example assumes a 5% annual return on investment, the actual returns of each class may be more or less than the 5% used in this example.

The purpose of the table above is to help you understand the various costs and expenses you will bear directly or indirectly when you invest in the Fund. (See "Organization and Management of Our Fund - Operating Fees and Expenses.")

                            KEY FEATURES OF OUR FUND

INVESTMENT OBJECTIVE: seeks to track the price and dividend performance (total return) of common stocks of United States companies as represented by the S&P
500. The S&P 500 is a widely recognized, unmanaged index of the prices of 500 large company common stocks selected by Standard & Poor's ("Index Stocks"). These stocks represent approximately 70% of the market value of all common stocks publicly traded in the United States.*

The Index Stocks of the 50 largest companies of the S&P 500 account for approximately 46% of the Index. Total returns for the S&P 500 assume reinvestment of dividends and do not include fees such as those charged by the Investment Manager. Total returns for the S&P 500 also do not reflect taxes, brokerage commissions or other fees that you would pay if you invested directly in all the Index Stocks.

The Fund seeks investment results that track, rather than beat, the total return of the S&P 500. Thus, it does not "actively" choose investments in the same way as actively managed stock funds do. Those funds choose investments based on economic, financial and market factors and investment judgment. In contrast, the Fund uses a "passive" or "indexing" strategy. It buys and sells stocks primarily to match the Index, to invest cash from Fund share purchases or to obtain cash for redemptions of Fund shares. Thus, the Fund and the Investment Manager normally do not judge the merits of any particular stock. Under normal market conditions, the Fund invests at least 80% of its total assets in Index Stocks. For more detailed information, see "Investment Objective and Policies."

*Source: Standard & Poor's, December 1995.

STRATEGY: to invest in common stocks of companies composing the S&P 500 and to minimize trading and other costs.

Common stock prices can be volatile in the short term. Market conditions or other company, political and economic news often can cause large changes in a stock's price. You should be comfortable with the volatility of an all-stock investment and the risks of the stock market. When you sell your shares, they may be worth more or less than what you paid for them. For more details on the Fund's invest-ments and the risks associated with them, see "Matching the Fund to Your Investment Needs - Risk Considerations," "Investment Objective and Policies" and "Investments and Techniques Used by Our Fund and Related Risks."

MANAGEMENT. The Investment Manager, Charles Schwab Investment Management, Inc., currently manages the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. The SchwabFunds had aggregate net assets of approximately $33 billion as of January 31, 1996. For more details, see "Organization and Management of Our Fund."

MARKET PERFORMANCE. For the twenty years ended 1995, the S&P 500 provided an average annual total return of 14.61%.* Total return figures for the S&P 500 assume reinvestment of all dividends paid by stocks included in the Index. These figures do not include fees such as those charged by the Fund. They also do not include taxes, brokerage or other fees that you would pay if you directly invested in all the stocks of the Index.

*Source: Standard & Poor's, December 1995. Past performance of the S&P 500 does not necessarily reflect future performance results of the S&P 500 or the Fund.

LOW-COST INVESTING. You pay no sales fees or charges when you buy or sell shares of the Fund. The Investment Manager and Schwab guarantee that through at least February 28, 1997, total operating expenses for the Investor Shares and the e.Shares(TM) will not exceed 0.49% and 0.28%, respectively, of the average daily net assets of that class of shares. After that, the guarantee may be terminated, modified or continued. For more details, see
"Investing in Our Fund" and "Operating Fees and Expenses."

REDUCED TAXES. The Fund has adopted trading strategies that will attempt to minimize capital gains and keep portfolio turnover low. This can help reduce your current capital gains taxes. See "Investment Objective and Policies."

SHAREHOLDER SERVICES - INVESTOR SHARES. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to serve your account, or you can visit or call your local Schwab office during regular business hours.

SHAREHOLDER SERVICES - E.SHARES(TM). The e.Shares are available only to clients of Schwab Institutional and the Trust Company and to certain tax-advantaged retirement plans who can execute their trading and information requests through SchwabLink(TM). Transactions in the e.Shares are not available by telephone, mail or in person. See "Investing in Our Fund."

CONVENIENT REPORTING. You receive regular Schwab statements that combine all your investment activity, including mutual funds, on one report.

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Investor Shares in amounts and at intervals that you select. For more details, see "Schwab's Automatic Investment Plan."


RETIREMENT PLANS. Schwab offers tax-advantaged retirement plans for which the Fund may be a particularly appropriate investment. For more information, see "Matching the Fund to Your Investment Needs--Tax Advantaged Retirement Plans."

                   MATCHING THE FUND TO YOUR INVESTMENT NEEDS

We designed the Fund to provide you exposure to the growth potential of the stock market. In the past, common stocks have outperformed most other securities over time. The Fund may be appropriate for you if you have a long-term investment horizon and want the growth potential of stock investments. Typical uses for the Fund may include saving for retirement or college funding. The Fund is also appropriate for use in IRAs and other retirement plans. A broadly-based stock index fund, like the Fund, is also often used as a component of an asset allocation plan. While the Fund is not a complete investment plan, you may use it as a "core" equity investment around which you tailor your overall plan.

The Fund offers two different classes of shares - one of which may be appropriate for you. Although both classes invest in the same portfolio of stocks, the classes' operating expense ratios, and therefore their return and per share net asset value, are different. The lower operating expense ratio of the e.Shares(TM) reflects the substantially lower costs of entering transactions and communicating with the Fund electronically through SchwabLink(TM).

The e.Shares are available only to clients of Schwab Institutional and the Trust Company and to certain tax-advantaged retirement plans who can execute their trading and information requests through SchwabLink. Transactions in e.Shares are not available by telephone, mail or in person.

The Investor Shares are appropriate for investors who desire to transact or communicate with the Fund in person, by telephone or by mail or who do not want to be limited to using a computer for these purposes.

We seek investment results that track, rather than beat, the total return of the S&P 500. Thus, we do not "actively" choose investments in the same way as actively managed stock funds do. Those funds choose investments based on economic, financial and market factors and investment judgment. In contrast, we use a "passive" or "indexing" strategy. This means that we buy and sell stocks primarily to match the Index, to invest cash from purchases or to obtain cash for redemptions of Fund shares. The Fund and the Investment Manager normally do not judge the merits of any particular stock. Thus, you should not expect our Fund to match the potential returns of funds that aggressively seek growth.

We designed the Fund for long-term investors. You should not use the Fund to speculate on short-term market movements. Doing so can disrupt our investment strategy and operations. It also raises costs for other Fund investors. As a result, we may refuse any purchase or exchange order that we deem to be disruptive to the Fund or its investments.


TAX-ADVANTAGED RETIREMENT PLANS. Schwab offers tax-advantaged retirement plans for which the Fund may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings. The Schwab IRA is a retirement plan with a wide choice of investments offering individuals with earned income the opportunity to compound earnings on a tax-deferred basis. The Schwab Keogh is a tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up $30,000. Schwab also offers Corporate Retirement Plans to help a company attract and retain valuable employees. Call your local Schwab office or 800-2 NO-LOAD, 24 hours a day for more information.


RISK CONSIDERATIONS. Because we invest in substantially all of the 500 common stocks composing the Index, investing in our Fund will expose you to stock risk. Prices of many stocks or of a single stock may decline over short or even long periods. However, diversity of stock holdings tends to reduce stock risk. Because we own so many different stocks, our Fund is less sensitive to the decline of any one of them than if it invested in fewer stocks. Their wide range of industries also tends to lessen the impact of one industry's decline. Even so, these factors cannot protect you from all possible losses.

Also, to better track the investment results of the S&P 500, we may engage in certain stock futures contracts and options, which are types of derivative transactions. Their potential return and risk can vary widely from type to type. See "Investments and Techniques Used By Our Fund and Related Risks" in this Prospectus and "Investment Securities" in the SAI for details about the derivatives that we use and the limits on them. You should pay special attention to these descriptions of derivatives, for these investments carry more risk potential than the Fund's other investments.

                             INVESTING IN OUR FUND

You may purchase shares through an account maintained with Schwab or through any other entity that has been designated by Schwab. The following information regarding the purchase, exchange and redemption of Investor Shares and e.Shares(TM) through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the SAI.

NEW INVESTORS TO SCHWAB need to open a Schwab account by completing and signing an account application. Mail it, together with your check, to the address indicated on the application. You may also open your account in person as described in the table on pages 7 and 8.

EXISTING SCHWAB INVESTORS must have funds in their Schwab account to buy shares in the Fund. Schwab will charge your account a $15 service fee for any check returned because of insufficient or uncollected funds or because of a stop payment order.

Within your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds and other mutual funds. The Securities Investor Protection Corporation (known as "SIPC") will provide account protection in an amount up to $500,000 for your securities, including Fund shares, that you hold in a Schwab account. Of course, SIPC account protection does not protect you from share price fluctuations.

                   SCHWAB ACCOUNT AND FUND MINIMUMS AND FEES
------------------------------------------------------

SCHWAB ACCOUNT MINIMUM BALANCE
  Brokerage account.................   $1,000
  Custodial account.................     $500
FUND INITIAL PURCHASE
  Brokerage account.................   $1,000
  IRA, other retirement plan and
     custodial account..............     $500
FUND ADDITIONAL PURCHASE
  Any type of account...............     $100

Schwab reserves the right to waive these minimums for clients of Schwab Institutional and the Trust Company and for certain tax-advantaged retirement plans.

A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months or if the shareholder's combined account balances at Schwab total $10,000 or more. Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum balance of $5,000. Schwab One accounts with balances below $5,000 are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.

SPECIAL SUBSCRIPTION OFFERING

The distributor, Charles Schwab & Co., Inc., is soliciting subscriptions for both Investor Shares and e.Shares of the Fund during an initial offering period, which is currently scheduled to end April 30, 1996, subject to extension by the Fund and the distributor. Shares of each class are being offered at the initial net asset value of $10 per share. The Fund and its distributor reserve the right to withdraw, cancel or modify the offering without notice and to refuse any order in whole or in part. The Fund expects to commence continuous offerings of its Investor Shares and e.Shares(TM) immediately following the settlement of the subscription offerings.

The Fund, in its sole discretion and without prior notice to you, reserves the right to reject orders to buy shares, to change the minimum investment requirements and to withdraw or suspend any part of the offering made by this Prospectus. Orders to buy shares must be accepted by the Fund to be effective and are not binding until the Fund confirms or accepts them in writing.

                           HOW TO BUY INVESTOR SHARES

You may place Investor Shares purchase and redemption orders as well as request exchanges at any one of over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Investor Shares and your account. The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account.

We will follow reasonable procedures to confirm that your telephone instructions are genuine. If we do not follow reasonable procedures to confirm that your telephone order is genuine, we may be liable for any losses you may suffer from unauthorized or fraudulent orders. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. You should be aware that telephone transactions may be difficult to implement during periods of drastic economic or market changes. If you experience difficulties in reaching us by telephone, you can mail your orders or place them in person as set forth below.

------------------------------------------------------

Whether by phone, mail or in person, you must always provide the following information:
- your Schwab account number.
- the name of the Fund and class of shares you wish to buy.
- the amount you wish to invest.

BY PHONE
- Call 800-2 NO-LOAD.
- Place a buy order for your account.
- TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Make your check payable to Charles Schwab & Co., Inc.
- Mail to 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office.
- After you mail your letter, it is irrevocable and may not be modified or canceled.

ELECTRONICALLY
- For more information regarding how to purchase Investor Shares electronically using StreetSmart(TM), The Equalizer(R), TeleBroker(R) and SchwabLink(TM), call 800-2 NO-LOAD.

IN PERSON
- Deposit your check at your local Schwab office.
- For the Schwab office nearest you, call 800-2 NO-LOAD.

BY WIRE
- Contact your local Schwab office for instructions.

AUTOMATICALLY (INVESTOR SHARES ONLY)
- Use Schwab Automatic Investment Plan.
- Sign up for this service when opening your account.
------------------------------------------------------

SCHWAB'S AUTOMATIC INVESTMENT PLAN ("AIP") allows you to make periodic investments in the Investor Shares and other non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. You may make investments automatically from your Schwab account. You may use the uninvested cash in your Schwab account or the proceeds of the redemption of shares of the Schwab Money Fund linked to your Schwab account. In addition, you may use the Schwab MoneyLink(R) Transfer Service. For more detailed information about this service or to establish your AIP, call your local Schwab office or 800-2 NO-LOAD, 24 hours a day.

As long as you are purchasing Investor Shares through AIP, all distributions paid by the Investor Shares must be reinvested in additional Investor Shares and may not be received in cash.

                            HOW TO BUY E.SHARES(TM)

The e.Shares are available to clients of Schwab Institutional and the Trust Company and to certain tax-advantaged retirement plans who can communicate with Schwab through SchwabLink(TM). Transactions in e.Shares are not available by telephone, mail or in person.

To enter your transactions, follow the specific transaction instructions in the SchwabLink user manual.

In the event you experience electronic or mechanical difficulties with SchwabLink, you should contact the Schwab Institutional trading desk at 800-367-5198 for assistance.

                      HOW TO SELL OR EXCHANGE YOUR SHARES

You can sell your Investor Shares and your e.Shares at any time as described below. When you sell your shares, you may receive more or less than the amount you invested.

The exchange privilege allows you to exchange your SchwabFunds shares for shares of any other SchwabFunds class or series available to investors in your state if your purchase meets the Fund's eligibility requirements. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange of shares between Funds will be treated as a sale of the shares for federal income tax purposes, while an exchange of shares between classes of shares of the same Fund should not be treated as a sale of the shares. Note that you must meet the minimum investment requirements applicable to the shares you wish to receive in an exchange. The Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

                    HOW TO SELL OR EXCHANGE INVESTOR SHARES
------------------------------------------------------

Whether by phone, mail or in person, the following information is always needed:

When Selling Shares:
- your Schwab account number.
- the name of the Fund and class from which you wish to sell shares.
- the number of shares you wish to sell.

When Exchanging Shares:
- your Schwab account number.
- the number of shares you wish to exchange.
- the name of the Fund and class from which you wish to exchange shares.
- the name of the Fund and class (if any) into which shares are to be exchanged.
- the distribution option you select.

BY PHONE
- Call 800-2 NO-LOAD.
- Place a sell or exchange request for your account.
- TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Mail to 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office.
- Once your letter is mailed, it is irrevocable and may not be modified or canceled.

ELECTRONICALLY
- For more information regarding how to sell or exchange Investor Shares electronically using StreetSmart(TM), The Equalizer(R), TeleBroker(R) and SchwabLink(TM), call 800-2 NO-LOAD.

IN PERSON
- Place your sell or exchange request at your local Schwab office.
- For the Schwab office nearest you, call 800-2 NO-LOAD.
------------------------------------------------------

                      HOW TO SELL OR EXCHANGE E.SHARES(TM)
------------------------------------------------------

To sell or exchange your e.Shares through SchwabLink the following information is always needed:

When Selling Shares:
- Your SchwabLink master account number and subaccount number.
- the name of the Fund and class from which you wish to sell shares.
- the number of shares you wish to sell.

When Exchanging Shares:
- Your SchwabLink master account number and subaccount number.

- the name of the Fund and class from which you wish to exchange shares.
- the number of shares you wish to exchange.
- the name of the Fund and class (if any) into which shares are to be exchanged.
- the distribution option you select.
------------------------------------------------------

To enter your transaction, follow the specific transaction instructions in the SchwabLink user manual. Transactions in e.Shares are not available by telephone, mail or in person. In the event you experience electronic or mechanical difficulties with SchwabLink, you should contact the Schwab Institutional trading desk at 800-367-5198 for assistance.

Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after Schwab's Mutual Fund Transfer Agency Department or its authorized agent receives your sell instructions in proper form. Proceeds will then be held there or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, contact your local Schwab office for additional information.

If you purchased shares by check, your sales proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

The Fund may suspend redemption rights or postpone payments when trading on the New York Stock Exchange (the "Exchange") is restricted, the Exchange is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 or 1% of the Fund's net assets, whichever is less. (See "Purchase and Redemption of Shares" in the SAI.)

                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek to track the price and dividend performance (total return) of common stocks of United States companies, as represented by the S&P 500.

The Fund seeks investment results that track, rather than beat, the total return of the S&P 500. Thus, it does not "actively" choose investments in the same way as actively managed stock funds do. Those funds choose investments based on economic, financial and market factors and investment judgment. In contrast, the Fund uses a "passive" or "indexing" strategy. It buys and sells stocks primarily to match the Index, to invest cash from Fund share purchases or to obtain cash for redemptions of Fund shares. Thus, the Fund and the Investment Manager normally do not judge the merits of any particular stock.

Under normal market conditions, the Fund invests at least 80% of its total assets in Index Stocks. The Fund generally tries to match its Index Stock holdings to those Stocks' weightings in the Index. In extraordinary circumstances, the Fund may exclude an Index Stock from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund may purchase securities of companies with which it may be affiliated to the extent that these companies are represented in the Index.

TAX EFFICIENCY. The Fund is managed to minimize the Fund's current capital gains tax liability. This feature can make a real difference in your after-tax return, especially if you are in a high tax bracket. The Fund has adopted a number of policies that help reduce its portfolio turnover ratio and minimize the level of current realized capital gains. These policies include selling the highest tax cost securities first, not automatically rebalancing the portfolio to reflect changes in the Index and trading only round-lots or large blocks of securities. These policies will be utilized only to the extent they do not have a material effect on the Fund's ability to track the performance of the Index.

Although the Fund focuses on Index Stocks, it may buy and sell other equity securities and other types of instruments. It also buys and sells short-term debt securities for cash management purposes. In addition, the Fund may use options and futures contracts to adjust its correlation to the S&P 500.

The Fund typically will not track the performance of the S&P 500 perfectly. Fund costs, fees and expenses impair the Fund's correlation, as do the amounts and timing of Fund cash inflows and outflows. Changes in the securities markets can also inhibit the match. The Fund's strategy of minimizing capital gains taxes and portfolio turnover also may cause differences. Over the long term, the Fund will attempt to achieve a correlation between its performance and that of the S&P 500 of 0.9 or better. A figure of 1.0 would indicate perfect correlation. The Investment Manager monitors performance of the Fund and the S&P 500 on a regular basis. In the unlikely event that the Fund cannot achieve a long-term correlation of 0.9 or better, the Board of Trustees will consider alternative arrangements.

                           INVESTMENTS AND TECHNIQUES
                              USED BY OUR FUND AND
                                 RELATED RISKS

In seeking its objective, the Fund may buy and sell the investments and employ the techniques described below. Please see the SAI for more details. The Fund's investment policies and restrictions apply at the time the Fund makes an investment. Except with respect to futures and options, later changes, such as changed market values, do not require the Fund to sell the investment even if the Fund could not then make the same investment.

The Fund's investment objective is fundamental and cannot be changed without shareholder approval. The Fund's investment policies and techniques discussed below are non-fundamental, unless otherwise noted. See "Investment Restrictions" in the SAI for details. Because any investment involves risk, we cannot guarantee achieving the Fund's objective.

EQUITY SECURITIES. Equity securities are ownership interests in the net worth of a corporation. They include common stocks, preferred stocks, convertible securities and warrants. In the past, they have outperformed most other securities over time, though their prices can be volatile in the short term. Market conditions or other company, political and economic news often can cause large changes in a stock's price for the short term or long term. Smaller company securities are especially sensitive to these factors.

SHORT-TERM DEBT SECURITIES. While the Fund tries to remain invested in Index Stocks as fully as possible, it must manage cash flows resulting from the purchase and sale of Fund shares. Thus, the Fund also may invest in U.S. Dollar denominated short-term bonds and money market instruments. The Fund may buy debt securities of or guaranteed by the U.S. government, its agencies or related bodies. It also may use certificates of deposit, time deposits and bankers' acceptances. The Fund may also buy commercial paper if the commercial paper has one of an NRSRO's top two ratings or has comparable quality if it is unrated. The Fund may enter into repurchase agreements using any of these debt securities. It also may buy and sell shares of other mutual funds to manage its cash flows.

THE FUND MAY USE FUTURES CONTRACTS AND OPTIONS. To track the Index in an efficient and cost-effective manner, the Fund may use stock futures contracts and options, which are types of derivative transactions. Specifically, the Fund may enter into futures contracts and options on futures contracts provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's use of futures contracts and options.

The Fund may use futures contracts and options for several reasons: to more closely track the performance of the S&P 500(R); to reallocate the Fund's assets among Index Stocks while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index.

Trading costs for futures contracts and options often are less than the costs of direct investments. Thus, the Fund may use these instruments to reduce the Fund's total trading costs. Also, futures contracts only require a small initial margin deposit. That way, the Fund often is able to keep a cash reserve for future redemptions but in effect remain fully invested. The Fund sells futures contracts upon net redemptions to avoid leverage.

Futures contracts and options pose certain risks. The values of futures contracts and options may not perfectly track changes in the Index Stocks' holdings. The secondary market for a futures contract also may not be liquid, resulting in the Fund's inability to close a futures position before it settles. The Fund seeks to avoid the risk of tracking error by careful selection of the futures and options to match the Fund's holdings. It also buys and sells on a national exchange that has an active and liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial. Low required margin deposits and the extremely high degree of leverage of some contracts contribute to this risk. Thus, a relatively small price change in a security or index linked to a futures contract may result in immediate and substantial loss (or gain). When investing in futures contracts, the Fund will segregate cash, cash-equivalents or liquid, high-quality debt instruments in the amount of the underlying obligation.

Since the Fund will not use futures and options contracts for the purposes of leveraging its portfolio, the Investment Manager does not believe that the Fund is subject to the degree of risk frequently associated with futures and options transactions.

ILLIQUID SECURITIES. As a fundamental policy, the Fund may invest up to 10% of its net assets, in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, the Fund will not pay for securities or start earning interest on them until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of such securities may change as the prices of securities in the stock market increase or decrease or as interest rates change. Default by the other party to the agreement may result in a loss to the Fund.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements. In a repurchase agreement, the Fund buys a security at one price and agrees to sell it back at a higher price. In the event of a bankruptcy or other default of a repurchase agreement counterparty, the Fund may incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.

BORROWING POLICY. The Fund may borrow money only for temporary purposes to meet redemption requests that it cannot otherwise meet without immediately selling portfolio securities. The Fund may borrow up to one-third of its total assets and pledge up to one-third of its total assets to secure such borrowings. The Fund may not borrow to leverage. The Fund's borrowing and pledging policies are fundamental.

SECURITIES LENDING: As a means of increasing income, the Fund may lend securities it owns worth up to one-third of its total assets. Any loan must be fully collateralized by the borrower at all times. If the borrower defaults or becomes insolvent, the Fund may incur expenses or losses. The Fund may not recover the loaned securities immediately and may even lose them entirely.

INVESTMENT COMPANIES. The Fund may buy shares of other investment companies, including those managed by CSIM, the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act, and the Fund will make these purchases only after obtaining any required regulatory approvals. Investment by the Fund in other investment companies may cause you to bear duplicative fees for certain services.

PORTFOLIO TURNOVER. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%.

                          IMPORTANT INFORMATION ABOUT
                                YOUR INVESTMENT

                       DIVIDENDS AND OTHER DISTRIBUTIONS

DISTRIBUTION OPTIONS. When you first buy shares in our Fund, you may choose one of the three following distribution options:

1. AUTOMATIC REINVESTMENT: We will reinvest all distributions in additional shares of the Fund. The Fund chooses this option automatically unless you specify otherwise. If you are purchasing Investor Shares through Schwab's AIP, you must choose this distribution option for this Fund.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: We will pay you income dividends in cash and invest capital gains for you in additional Fund shares.

3. ALL CASH: We will pay you both income dividends and any capital gain distributions in cash.

The Fund reinvests distributions at the NAV determined on the declaration date. We credit your cash distributions to your Schwab account on the date distributions are payable. We leave them there or mail them to you, depending on your standing account instructions.

To change the distribution option you have selected, call your local Schwab office or 800-2 NO-LOAD.

The Fund will distribute substantially all of its net investment income each year, as determined by the Board of Trustees. The Fund will distribute net investment income and capital gains, if any, annually in December. You should be aware that your per share equity in undistributed net investment income and capital gains may be diluted by the continuing purchases and redemptions of the Fund's shares. We will automatically reinvest all your distributions in additional class shares unless you elect otherwise.

                         FEDERAL INCOME TAX INFORMATION

The following is only a very brief summary of how some of the federal income tax laws affect you and the Fund. Thus, you must consult with your own tax adviser about your particular tax situation.

The Fund intends to qualify as a regulated investment company under the Code. To qualify, we will distribute substantially all of our investment company taxable income and our capital gain net income (if any) each year. In addition, we will meet certain other Code requirements. As a regulated investment company, we will pay no federal income taxes insofar as we distribute our earnings to our shareholders. Income we receive from certain foreign sources, however, may be subject to foreign income taxes and withholding.

Dividends that the Fund pays to you from net investment income generally are taxable to you as ordinary income. So are payments of the Fund's net short-term capital gains in excess of any net long-term capital losses. Distributions that the Fund designates as long-term capital gains (net of capital losses) are generally taxable to you as long-term capital gains no matter how long you own your Fund shares. These tax rules apply whether the Fund pays distributions in cash or in reinvested shares.

If you are not subject to tax on your income, you may have different tax treatment. In general, you will not pay tax on the Fund's distributions to you.

You should be aware that an exchange of Fund shares for shares of other SchwabFunds(R) will be treated as a taxable event for federal income tax purposes. However, an exchange between the Investor Shares and the e.Shares(TM) should not be treated as a taxable event.

We will provide you with a record of all distributions, purchases and sales on your regular Schwab brokerage account statement. Each year we will notify you of the federal income tax treatment of all distributions made that year to your account.

                   HOW WE DETERMINE THE PRICE OF YOUR SHARES

The price of a single Investor Share or e.Share of the Fund on any given day is the net asset value per share of that class of shares. We determine NAVs each Business Day at the close of trading on the Exchange, generally at 4:00 p.m. Eastern time. We determine the price of each class of shares by first valuing the total assets of the Fund attributable to that class, then subtracting that class's share of any liabilities and dividing the balance by the number of shares outstanding of that class.

The Fund values its portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values to its assets in good faith under Board of Trustees guidelines. The Fund values illiquid and restricted securities in this way. The Board of Trustees regularly reviews these values. The Fund uses prices furnished by pricing services if it believes that they reflect market values.

Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by Schwab's Mutual Fund Transfer Agency Department or its authorized agent.

                        HOW OUR FUND REPORTS PERFORMANCE

From time to time the Fund may advertise the total return and yield of each class of shares. These figures reflect past results and are not intended to predict future performance. We will often compare our performance to the S&P 500(R) and other indices.

Total return measures the percentage change in the value of an investment in a class of shares over time. It reflects all share price movements, distributions and expenses. It assumes the reinvestment of all distributions. Average annual total return is a measure of the yearly changes in the value of the investment. It is the constant compound rate of return, which, if applied to the investment each year, would result in the actual total return over that time. Other total return figures we show may differ. We may base them on non-standard periods. We may also show aggregate or cumulative returns.

Yield refers to the income generated by an investment in a class of shares over a given period. It is expressed as an annualized percentage rate. Each class of shares calculates yields according to an SEC standard for all stock and bond funds. Because this differs from other accounting methods, each class of shares may quote a yield not equal to the income that class actually pays to you.

The Investor Shares and the e.Shares(TM) are subject to different expenses. As a result, their performances will differ.

                     ANNUAL AND SEMI-ANNUAL REPORT MAILINGS

Twice a year, the Fund provides you a report showing the performance of the Fund and each class of its shares and outlining its investments. To reduce mailing costs, we combine these mailings by household. If a household has multiple accounts and the same record address for all the accounts, we send mailings for all accounts at that address in a single package. If you do not want to combine mailings for your account, please write to Schwab at the address on the front of this Prospectus. To request a free copy of the Fund's Annual or Semi-Annual Reports, call your local Schwab office or call 800-2 NO-LOAD.

                                ORGANIZATION AND
                             MANAGEMENT OF OUR FUND

MANAGEMENT FUNCTIONS AND RESPONSIBILITIES

GENERAL OVERSIGHT OF OUR FUND. The Board of Trustees and officers meet regularly to review the Fund's investments, performance, expenses and other business affairs.

THE INVESTMENT MANAGER. The Investment Manager, Charles Schwab Investment Management, Inc. or CSIM, manages the Fund's business affairs. Its actions are subject to the authority of the Board of Trustees and officers of the Trust. The Investment Manager also manages the Fund's investments. It places all orders for the Fund's securities transactions. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation. It also acts as investment manager and administrator to the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. As of January 31, 1996, the SchwabFunds(R) had aggregate net assets of approximately $33 billion.

Geri Hom is the Fund's portfolio manager. She joined Schwab in March 1995 as Portfolio Manager -- Equities and currently manages the four Schwab index funds and the equity portions of the three Schwab Asset Director(R) Funds with combined assets of over $1.7 billion. For four years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior seven years, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

Stephen B. Ward, Senior Vice President and Chief Investment Officer, also participates in the management of the Fund. Before April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab serves as the Shareholder Services Agent and Transfer Agent for the Fund. Schwab was established in 1971 and is America's largest discount broker. Schwab provides low-cost securities brokerage and related financial services to approximately 3.3 million active customer accounts and has over 200 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman and Chief Executive Officer, and a director of The Charles Schwab Corporation and, as of January 31, 1996, the beneficial owner of approximately 20.1% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

OPERATING FEES AND EXPENSES

The Investment Manager provides investment management services under the terms of its Investment Advisory and Administration Agreement with the Trust. For these services, it is entitled to a graduated annual fee payable monthly from the Fund. The rate is 0.36% of the first $1 billion of the Fund's average daily net assets; 0.33% of the next $1 billion; and 0.31% of net assets over $2 billion.

The Investment Manager guarantees that, through at least February 28, 1997, the management fees for each class of the Fund's shares will not exceed 0.13% of the Fund's average daily net assets.

For its services as Transfer Agent, Schwab is entitled to receive an annual fee from each class of shares of 0.05% of its average daily net assets. In addition, for shareholder services provided, Schwab is entitled to receive from the Investor Shares and the e.Shares(TM) an annual fee of 0.20% and 0.05%, respectively, of the average daily net assets of that class of shares. Schwab may absorb certain expenses incurred by each class of shares for these services in order to limit its ratio of operating expenses.

The Investment Manager and Schwab also guarantee that, through at least February 28, 1997, total operating expenses of the Fund allocable to the Investor Shares and the e.Shares will not exceed 0.49% and 0.28%, respectively, of the average daily net assets of that class of shares. For purposes of this guarantee, "operating expenses" do not include interest expenses, taxes, foreign taxes withheld and capital items such as costs of purchase or sale of portfolio securities, including brokerage fees or commissions. The effect of this voluntary expense limitation is to maintain or increase each class's total return to shareholders.

Schwab serves as the distributor for the Fund but receives no compensation for this service.

OTHER EXPENSES. The Trust pays the expenses of the Fund's operations. These expenses include the fees and expenses for independent auditors, legal counsel and custodians; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. The Fund seeks to keep transaction costs and other expenses low.

These expenses will generally be allocated among the Trust's investment portfolios or classes on the basis of relative net assets at the time the expense is incurred. However, such expenses directly attributable to a particular Fund or class will be charged to that Fund or class. The differing expenses applicable to the Investor Shares and the e.Shares(TM) of the Fund will cause the performance of the classes to differ.

PORTFOLIO BROKERAGE. When placing orders for the Fund's securities transactions, the Investment Manager uses its judgment to obtain the best price and execution. It considers the full range and quality of brokerage services available in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or other qualified affiliated brokers or dealers to execute the Fund's transactions. To do so, it must reasonably believe that commissions or prices paid to and transaction quality received from Schwab or other qualified affiliated brokers or dealers will be at least comparable to those available from qualified non-affiliated brokers or dealers.

OTHER INFORMATION ON THE OPERATION OF OUR FUND

The Trust is a business trust formed under the laws of Massachusetts on May 7, 1993. It may issue an unlimited number of shares of beneficial interest in one or more Series or classes. Currently it offers shares of six Series. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and have equal rights as to distributions, assets and liquidation of such Series except to the extent that such voting rights or rights as to distribu-tions, assets and liquidation vary among classes of a Series.

The Fund's two classes of shares represent ownership of the same investment portfolio. The differing expenses applicable to the two classes cause their distributions and share prices to differ.

Due to the relatively high cost of maintaining accounts with smaller holdings, the Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your account drops below the Fund's $500 minimum balance requirement ($250 in the case of IRAs, other retirement plans and custodial accounts). You will be given 30 days' advance written notice and a chance to increase your Fund balance to the minimum requirement before the Fund redeems your shares. Fund shares will be automatically redeemed should the Schwab account in which they are carried be closed.

SHAREHOLDER MEETINGS. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It may, however, hold special meetings in connection with certain matters. These include a change in a Fund's fundamental policies, election or removal of Trustees or approval of or amendment to any investment advisory agreement. In addition, shareholders may remove a Trustee at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

YOUR VOTING RIGHTS. If we were to make changes to the Fund's management or fundamental policies, we would ask you to vote as a shareholder. If we hold a meeting and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include a voting card for you to return. Shareholders have one vote for each share owned. Unless permitted by the 1940 Act, shareholders will vote by Series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a Series, only shareholders of that Series may vote. When voting to elect Trustees, shareholders of all the Series vote in the aggregate. In addition, holders of each class of shares will vote exclusively as a class on any matter relating solely to their arrangement as a class and on any matter in which the interest of that class differs from the interest of any other class in that Fund.

SHARE CERTIFICATES. To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

S&P 500 LICENSE. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Fund shares, the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash.

S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

                          GLOSSARY OF IMPORTANT TERMS

ANNUALIZED: calculated to represent a year; a statement produced by calculating financial results covering less than a year to show what would happen if the results were hypothetically extended to cover an entire year.

BOND: a debt obligation that requires the issuer to pay a fixed sum of money each year (the interest payments) until maturity. Upon maturity, the bond comes due and the principal (the amount borrowed) must be paid. Floating or variable rate bonds have an interest rate that rises or falls if general interest rates or some other security (such as Treasury bills) rises or falls.

BUSINESS DAY: any day the New York Stock Exchange is open for business. A Business Day normally begins at 9 a.m. Eastern time when the Exchange opens and usually ends at 4 p.m. Eastern time when the Exchange closes.

CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security relative to the original purchase price. A gain is realized when the security that has increased in value is sold. An unrealized gain or loss occurs when the value of a security increases or decreases, but the security is not sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.

CSIM: The Fund's Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104.

DISTRIBUTION: payment the Fund makes to shareholders. There are two kinds of distributions: dividends, or the profits (after expenses) from the Fund's investments, and capital gain distributions.

DIVERSIFIED: under the 1940 Act, a diversified fund generally may not invest more than 5% of its assets in the securities of any one issuer and may not hold more than 10% of the voting shares of any one issuer with respect to 75% of the value of its total assets. Certain minor exceptions apply to this policy, which are described in the SAI.

FUNDAMENTAL: a policy that cannot be changed without the approval of a majority of the shareholders of the Fund.

INVESTMENT MANAGER: Charles Schwab Investment Management, Inc. (or CSIM), 101 Montgomery Street, San Francisco, CA 94104.

LARGE COMPANY STOCKS: The stocks of companies with the largest market capitalizations, i.e., market capitalizations above approximately $1.5 billion.

MARKET VALUE: The total value of a company as represented by the share price times the number of shares outstanding.

MONEY MARKET INSTRUMENT: Short-term liquid debt such as Treasury bills and commercial paper.

NET ASSET VALUE (NAV): on a per share basis, the value of one share in a fund or class of a fund. This value is determined by adding the total fund or class assets, subtracting all liabilities and then dividing the resulting number by the number of shares outstanding.

1940 ACT: the Investment Company Act of 1940, as amended.

NONCUMULATIVE VOTING RIGHTS: the right of a shareholder to vote only the number of shares owned at the time of voting.

NRSRO: nationally recognized statistical rating organization.

PORTFOLIO: the total stocks, bonds and other securities held by an individual investor, a mutual fund or a financial institution.

RISK: the possibility of losing all or part of your investment, that the value of your investment will decrease or that you will receive little or no return on your investment.

S&P 500(R): an index of 500 stocks selected, calculated and published by Standard & Poor's ("S&P"). S&P is neither an affiliate nor sponsor of the Fund, and inclusion of a stock in the Index does not necessarily imply that it is a good investment. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Schwab Capital Trust.

SAI: the Trust's Statement of Additional Information, as amended from time to time.

SCHWAB: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933, the Investment Company Act of 1940 and other securities-related laws.

SHORT-TERM: with respect to the Fund's portfolio investments, maturing in 397 days or less.

STOCK RISK: the possibility that stock prices in general or particular will decline over short or even extended periods.

TOTAL RETURN: the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

TRUST: Schwab Capital Trust.

VOLATILITY: a measure of the magnitude and frequency of changes in securities values. Statistically, volatility is the measure of the spread of the prices or yields around the mean of the prices or yields.
------------------------------------------------------
NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING NOT CONTAINED IN THIS PROSPECTUS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR.
------------------------------------------------------
THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT LAWFULLY BE MADE.
------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB
S&P 500 FUND


Prospectus February 28, 1996




SchwabFunds(R)
101 Montgomery Street
San Francisco, California 94104











2591 (2/96) CRS 10268 Printed on recycled paper.














SchwabFunds(R)